[Cover]

GALAXY
VARIABLE ANNUITY III

[Picture of two businessmen standing and talking near large columns]

GALAXY VARIABLE ANNUITY III REPORT

SEMI-ANNUAL
REPORT

FOR THE PERIOD ENDED
JUNE 30, 1998

CHAIRMAN'S
MESSAGE FOR THE
GALAXY VIP FUND

Dear Variable Annuity Policyholder:

         The following Semi-Annual Report for The Galaxy VIP Fund covers the six months ended June 30, 1998. The report includes a Market Overview that describes the economic and market changes that occurred during this period and how those changes may have affected your returns. Following the Market Overview, you will find individual Portfolio Reviews that describe how your Fund assets were managed in this climate.

         To help you diversify your investments more fully, we have added four portfolios during the period. These include the Growth and Income Fund and the Small Company Growth Fund, which are managed by Fleet Investment Advisors Inc. ("Fleet"), and the Columbia Real Estate Equity Fund II, and the Columbia High Yield Fund II, which are managed by Columbia Management Company ("Columbia"), a Fleet affiliate. Columbia has managed mutual fund accounts for more than 30 years. The firm takes a team approach to investing, identifying attractive market sectors and themes using a "top-down" analysis of current economic conditions. We believe the addition of these new funds will broaden both the management styles and investment objectives available to you.

         In the past six months, stocks and bonds continued to break new ground. With gains in the first and second quarters of 1998, stocks have advanced for 14 consecutive quarters. Over the last three and a half years, the Standard & Poor's 500 Index of stocks has earned a cumulative total return of 165.36%. This translates to an average annual return of 32.16%, versus the average annual return of 18.56% stocks have earned over the past 10 years. In the bond market, a tug-of war between strong growth and low inflation kept prices in a narrow range. However, the yield for 30-year Treasury bonds hit its lowest level since the bonds were introduced in 1977.

         In this exceptional investment environment, the time-tested portfolio strategies of diversification and rebalancing can help preserve the gains you have earned and reduce future market risk. By dividing your portfolio among different asset classes, you may significantly reduce fluctuations in your returns. Today, with stock valuations reaching new highs, many investors are diversifying into bond funds in an attempt to buffer their portfolios from market volatility. Your investment professional can help you choose a diversification strategy that suits your particular financial goals.

         If you have long-term diversification strategies, this may be a good time to check your asset allocations. Recent market changes, especially for stocks, may have shifted your portfolio away from your original allocation. Many investment professionals recommend rebalancing a portfolio yearly to keep up with changing values. In today's rapidly moving market, you may want to rebalance more frequently. Your investment professional can help restore your portfolio to the allocations that match your long-term goals.

         If you would like more information about any of the Galaxy VIP Funds, or you have questions about this report, please call the Galaxy Service Center at 1-800-628-0414.


Sincerely,

/s/ Dwight E. Vicks, Jr.
---------------------------------
Dwight E. Vicks, Jr.
Chairman of the Board of Trustees
The Galaxy VIP Fund




[sidebar text]

Mutual Funds:


o  are not bank
deposits

o  are not FDIC
insured

o  are not obliga-
tions of Fleet
Bank

o  are not guaran-
teed by Fleet
Bank

o  are subject to
investment risks
including possible
loss of principal
amount invested

[end sidebar text]

------------------
This report relates to the Class 3 Sub-Accounts of American Skandia Life Assurance Corporation Variable Account B. These Sub-Accounts are distributed under the name Galaxy Variable Annuity III. The underlying mutual fund portfolios in which the Sub-Accounts invest are (a) The Galaxy VIP Fund (Portfolios - Money Market, Equity, Growth and Income, Small Company Growth, Columbia Real Estate Equity Fund, Asset Allocation, High Quality Bond and Columbia High Yield); and (b) American Skandia Trust (Portfolios - T. Rowe Price International Bond, Founders Capital Appreciation, INVESCO Equity Income, and T. Rowe Price International Equity). The first part of this report, through page 48, relates to The Galaxy VIP Fund only. The second part of this report relates to the American Skandia Trust (and includes five additional mutual funds that are offered in connection with the Sub-Accounts).

The Galaxy VIP Fund and the American Skandia Trust portfolios offered in connection with the Sub-Accounts are separately managed and have different Boards of Trustees.

MARKET OVERVIEW

GALAXY VIP FUND
PERFORMANCE
AT-A-GLANCE

Average Annual Returns
as of June 30, 1998

[BAR CHARTS]
Money Market Fund
Inception Date 2/2/93

6 Months*    1 Year    3 Years    5 Year     Life of Fund
  2.60%        5.19%     5.07%     4.66%         4.54%

Equity Fund
Inception Date 1/11/93

6 Months*    1 Year    3 Years    5 Year     Life of Fund
11.19%        20.58%    23.49%    18.81%        16.98%

Growth and Income Fund
Inception Date 3/4/98
                          Life of Fund
                             0.36%

Small Company Growth Fund
Inception Date 4/17/98
                          Life of Fund
                             -6.08%


Columbia Real Estate Equity Fund II
Inception Date 3/3/98
                          Life of Fund
                             -0.93%

Asset Allocation Fund
Inception Date 2/6/93

6 Months*    1 Year    3 Years    5 Year     Life of Fund
  9.12%      17.58%     17.93%    14.42%        13.62%

High Quality Bond Fund
Inception Date 1/21/93

6 Months*    1 Year    3 Years    5 Year     Life of Fund
  4.26%      11.18%     7.54%     6.68%         6.71%

Columbia High Yield Fund II
Inception Date 3/3/98
                          Life of Fund
                             3.01%

[END BAR CHARTS]
* Not Annualized

MARKET OVERVIEW

By Fleet Investment Advisors Inc.

     Economic growth remained solid in the first six months of 1998, but inflation continued to fall. This allowed the Federal Reserve (the "Fed") to leave interest rates unchanged. With continued strength in corporate earnings, stock prices rose sharply in the first quarter of the year and continued to advance in the second. This left the Standard & Poor's Composite Stock Index (the "S&P 500 Index") with a total return of 17.71% for the six months ended June 30, 1998. Bond prices traded in a relatively narrow range, producing a modest gain in a falling rate environment. During that time the Lehman Brothers Government/Corporate Bond Index had a total return of 4.17%. After stabilizing early in the period, the economic crisis in Asia deepened. This increased expectations for slower U.S. economic growth and intensified the "flight to quality" started by U.S. and foreign investors in 1997. By emphasizing quality investments throughout their portfolios, the Galaxy VIP Funds earned returns that were competitive with other funds tracked by Lipper Analytical Services that have similar investment objectives. (These comparisons are available on pages 4 through 11 of this report.)

Positive Fundamentals

     At the end of 1997, the gross domestic product ("GDP"), which measures the production of U.S. goods and services, increased at an annual rate of 3.7%. The rate of inflation at that time was 1.9%. In the first quarter of 1998, GDP growth improved to 5.5%. This was one of the best rates in the past 15 years and may have been due partly to a flood of cash from abroad, and partly to lower import prices. Although employment continued to tighten -- putting upward pressure on wages -- competitive pricing, productivity gains and falling oil prices helped inflation edge even lower. By the end of the first quarter, the rate of inflation was 1.4%, its lowest level since 1986.

     In the first weeks of 1998, a worsening of Asia's economic problems raised expectations for a cut in interest rates and boosted demand for U.S. Treasury securities. This drove bond prices high enough to give 30-year Treasuries a yield of 5.69% -- an all-time low. Although stock prices corrected on concerns that reduced trade with Asia would slow U.S. growth, investors were soon heartened by the intervention of the International Monetary Fund and its attempt to stabilize Asian economies. With strong consumer confidence and healthy economic fundamentals, demand for stocks surged. At the same time, corporate consolidations and stock buyback programs continued to trim stock supplies. Stock prices soon rebounded to break new highs by the middle of March.

     What was good news for stocks depressed prices for bonds - as investors feared the Fed might have to raise interest rates to keep the economy from overheating. As bond prices fell, the yield for long-term Treasury bonds moved back over 6%. Soon, however, it was clear that Asia's problems were much worse than analysts first thought and included a recession in Japan. Meanwhile, U.S. companies reported a slowdown in profit growth for the first quarter, for the lowest gain since 1991. This, plus plans for reduced sales of Treasury

MARKET OVERVIEW

GALAXY VIP FUNDS
PRODUCT PERFORMANCE
AT-A-GLANCE

Average Annual Returns
as of June 30, 1998
Variable Account B, Class 3
Inception 5/1/95

[BAR CHARTS]

Money Market Fund

6 Months*    1 Year    3 Years    Life of Account
  2.01%       4.08%      3.99%         3.47%

Equity Fund

6 Months*    1 Year    3 Years    Life of Account
 10.64%      19.37%     22.23%        15.81%

Growth and Income Fund

                           Life of Account
                                0.03%

Small Company Growth Fund

                           Life of Account
                                -6.39%

Columbia Real Estate Equity Fund II

                           Life of Account
                                -1.25%

Asset Allocation Fund

6 Months*    1 Year    3 Years    Life of Account
 8.58%       16.41%     16.74%        12.46%

High Quality Bond Fund

6 Months*    1 Year    3 Years    Life of Account
  3.74%      10.07%     6.46%          5.64%

Columbia High Yield Fund II

                           Life of Account
                                2.72%

[END BAR CHARTS]
* Not Annualized


bonds due to a projected budget surplus, sent bond prices higher. During
June, long-term Treasury yields hit another all-time low of 5.58%. Stock prices corrected, but managed a solid gain for late in the second quarter.

Focus on Quality

     With ongoing economic uncertainty, investors preferred stocks of companies with reliable earnings. Even though valuations for large-company shares were much higher than those for small-company stocks, large-company issues continued to outperform. The same flight to quality and liquidity favored Treasury securities over corporate bonds.

     In this environment, we continued to take profits in stocks that had performed well and to look for attractive opportunities in other issues that arose at times of market weakness. We remained focused on stocks of quality firms, emphasizing larger companies with proven earnings.

     In the bond portfolios, we traded investments in corporate issues for Treasury securities and focused corporate investments on higher-quality debt. By extending the maturities of Treasury investments, we captured additional income and price appreciation when bonds rallied.

Slower Growth Increasingly Likely

     The recent developments in Asia indicate that Asia's problems may take years to resolve and do more harm to U.S. trade and growth. Although inflation may edge upward with further pressure from wages, slower growth in the second half of 1998 seems increasingly likely. While this should help keep inflation in check, slower growth will probably bring additional disappointments in earnings. Because stock valuations remain higher than ever, we believe that such disappointments could prompt a significant market correction in coming months. Given the exceptional returns stocks have earned for more than three years, we think stock returns for 1998 will probably be near or below historic norms. Over time, however, the solid foundations of the U.S. economy should help stocks make further gains.

     In the interim, volatility in stock prices and low inflation should draw investors to the historically attractive returns of bonds. With slower growth, the Fed is unlikely to raise interest rates and may even cut rates to stimulate the economy. This, plus strong demand, could help bond prices rally further. For the most part, however, we expect the fixed-income market to continue trading in a narrow range -- vacillating between higher yields when investors focus on economic strength and lower yields when investors see disinflationary pressures from the economic problems abroad.


These results reflect the experience of the sub-accounts of Variable Account B, Class 3 of American Skandia Life Assurance Corporation and include all management fees and expenses and insurance costs and accordingly will be different from the performance of the corresponding Galaxy VIP Fund. The Variable Account B, Class 3 sub-accounts purchase shares of The Galaxy VIP Fund. The sub-accounts are GAL Money Market, GAL Equity, GAL Growth and Income, GAL Small Company Growth, GAL Columbia REIT, GAL Asset Allocation, GAL High Quality Bond, and GAL Columbia High Yield. The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Advisor and the Administrator are presently waiving fees for the Galaxy VIP Money Market Fund, the Galaxy VIP Growth and Income Fund, the Galaxy VIP Small Company Growth Fund, the Galaxy VIP Columbia Real Estate Equity Fund, the Galaxy VIP High Quality Bond Fund. and the Galaxy VIP Columbia High Yield Fund II. Without such waivers, performance would be lower. An investment in the Galaxy VIP Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Galaxy VIP Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

PORTFOLIO REVIEWS

GALAXY VIP MONEY MARKET FUND

Portfolio Manager
Karen M. Arneil

[Photo: Karen M. Arneil]
Karen M. Arneil

     The Galaxy VIP Money Market Fund seeks as high a level of current income consistent with liquidity and stability of principal.

     Short-term yields remained in a narrow range during the first half of 1998. Within that range, however, there were often yield fluctuations and changes in spreads between yields of different instruments. By watching for these opportunities, we helped the Fund earn a total return of 2.60% for the six months ended June 30, 1998. This compares with a total return of 2.42% for the average money market fund tracked by Lipper Analytical Services.


Keeping it Short

     In the final months of 1997, before the period began, we bought investments that matured in the early months of 1998. This enabled us to take advantage of year-end technical pressures that sent yields higher. By the time these issues matured, expectations for a cut in short-term rates had pushed yields lower. Because we wanted to remain flexible for any increase in yields that might occur, and because the yield curve for commercial paper was relatively flat, we focused on investments with shorter maturities. Where we could, we enhanced yield through individual investment opportunities. With persistent problems in Asia causing further turbulence in other foreign economies, we focused primarily on domestic securities.

     In the second quarter of 1998, the yield curve flattened further. This was due largely to a tug-of-war between stronger growth and expectations for higher rates on the one hand, and the chance that growth would slow and rates would fall on the other. With even less advantage for adding longer maturities, we remained focused on shorter investments. As the trouble in Asia continued to worsen, we maintained our emphasis on domestically issued securities.

     Throughout the period we staggered the maturity dates of Fund holdings to provide upside potential if the Fed should raise interest rates. On June 30, 1998, the Fund had an average maturity of 33 days, an SEC 7-day effective yield of 5.17%, and an SEC 30-day effective yield of 5.15%.

Lower Yields Possible

     These strategies should continue to serve the Fund in months to come. In the near-term, while economic growth remains strong with a flat yield curve, we expect to stay focused on shorter maturities. It appears increasingly likely, however, that the Asian crisis will eventually slow U.S. growth and keep inflation and interest rates low.

     If we anticipate growth will slow enough for the Fed to cut rates, we will begin to invest in longer maturities. In the meantime, we will continue to look for high-quality investments with good value.

Karen M. Arneil has managed the Galaxy VIP Money Market Fund since September 1996. She has managed money market investments since 1993.

[PIE CHART]

Galaxy VIP Money
Market Fund

Distribution of Total Net Assets
as of June 30, 1998

U.S. Agency Obligations                  25%

Commercial Paper                         75%

[END PIE CHART]

[MOUNTAIN CHART]

Galaxy VIP Money Market Fund

7-Day Average Yields

4.8%                      5.3%
July 1, 1997              June 30, 1998

[END MOUNTAIN CHART]

An investment in the Galaxy VIP Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Galaxy VIP Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

PORTFOLIO REVIEWS

GALAXY VIP EQUITY FUND

Portfolio Manager
Harold A. Mackinney, Jr.

[Photo: Harold A. Mackinney, Jr.]
Harold A. Mackinney, Jr.

     The Galaxy VIP Equity Fund seeks long-term growth by investing in stocks of companies that Fleet Investment Advisors believes have the potential for above-average earnings.

     With investors increasingly concerned about earnings in recent months, and stock valuations higher than ever, we continued to choose stocks with good earnings prospects and reasonable prices. As a result, the Fund earned strong returns from many of its investments. Although we kept large cash reserves as a buffer against a possible price correction, which caused the Fund to underperform its benchmarks, the Fund earned a strong return by historic market standards.

     For the six months ended June 30, 1998, the Fund had a total return of 11.19%. That compares with returns of 17.71% for the S&P 500 Index and 15.11% for the average growth fund tracked by Lipper Analytical Services. The equities portion of the Fund had a total return of 14.7% during this time.


Drug, Technology, and Banking Shares Lead

     Throughout the period the Fund enjoyed outstanding performances from investments in drug, technology, and banking shares -- as well as from individual issues that represented large positions in the Fund. Drug companies benefited from a strong pipeline of new products, a focus on domestic sales, and an ability to grow earnings even if economic growth slows. Banks benefited from the low interest rates and further industry consolidation. Shares of technology firms, though volatile, benefited from the long-term growth potential of their industry.

     These positive contributions offset disappointing returns from energy stocks, hurt by sharp declines in oil prices, and from stocks whose sales rely on the economies of Asia.

     During the period we used times of market weakness to add shares whose prices had become particularly attractive. Many of these stocks were energy issues -- as well as shares of firms in capital goods, automotive, transportation, and other "cyclical" industries. After technology stocks were hit by Asian concerns in the first quarter of 1998, we found attractive investments in that sector.

A Peak in Earnings

     Historically, the price-to-earnings ("p/e") ratios for stocks have peaked when earnings were bottoming. Today, however, p/e ratios are at all-time highs, as earnings seem to be peaking. With an uncertain economic future for Asia, and an apparent slowing in European growth, U.S. growth and earnings may soon seriously disappoint investors. If this happens, we think stocks could experience a significant market correction in the second half of the year. Longer term, we believe strong U.S. fundamentals like low inflation and interest rates will spur additional earnings growth and further stock gains.

     As a result, we expect to keep large cash reserves that we can put to work as individual investment opportunities or broader-market weakness occurs. As always we will look for stocks whose specific valuations can make them solid long-term investments.

Harold A. Mackinney, Jr. has managed the Galaxy VIP Equity Fund since its inception in 1993.

[PIE CHART]

Galaxy VIP
Equity Fund

Distribution of Total Net Assets
as of June 30, 1998

U.S. Agency Obligation                   25%

Other Common Stocks                       7%

Transportation                            4%

Consumer Cyclical                        11%

Finance                                  10%

Technology                               19%

Consumer Staples                         18%

Energy                                    6%

[END PIE CHART]


[MOUNTAIN CHART]

Galaxy VIP Equity Fund
Growth of $10,000 investment*

                         Inception
                         12/31/93       6/30/98
S&P 500 Index            $10,000        $32,592

Galaxy VIP Equity Fund   $10,000        $23,571

[END MOUNTAIN CHART]

* Since the Fund's inception on 1/11/93. The S&P 500 Index is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Fund.

PORTFOLIO REVIEWS

GALAXY VIP GROWTH AND INCOME FUND

Portfolio Manager
Gregory M. Miller

[Photo: Gregory M. Miller]
Gregory M. Miller

      The Galaxy VIP Growth and Income Fund seeks a high total return through long-term capital appreciation and current income. The Fund invests in a diversified portfolio consisting primarily of common stocks selected through traditional research techniques. The Fund's modest income orientation is intended to both enhance returns and dampen share-price volatility.

      Between its inception on March 4, 1998 and the end of the reporting period on June 30, 1998, the Fund earned a total return of 0.36%. For the same period, the S&P 500 Index had a return of 8.61%, and the average growth and income fund tracked by Lipper Analytical Services had a return of 4.74%.

Looking for Value

      As we launched the Fund, the stock price advance of the last three years was still intact. To make the most of an increasingly expensive market, we looked for shares whose prices offered good value. All too soon, however, the economic problems in Asia deepened. The reduction in trade between Asia and the U.S. that resulted was particularly harmful to stocks of basic materials and capital goods firms. At the same time, lower oil prices damaged returns for energy stocks. Although the Fund's investments in these sectors caused it to lag its market benchmarks in the recent period, we believe the attractive valuations of these sectors should contribute positively to returns over time. The Fund also has sizable investments in consumer firms, which should benefit from strong consumer demand.

Attention to Quality, Diversification

      Although stock valuations remain at record highs, we think equity investors with diversified portfolios will be rewarded over time. We have built a well-diversified portfolio of high-quality names that we expect to perform well over the next year or two. In the health care sector, which is a large part of the portfolio, we hold shares of broad-based firms whose earnings should be consistent even if the economy slows. Should new market weakness create opportunities in financial issues, we may add shares in that sector -- where we are now slightly underweighted. We believe financial stocks should continue to perform well in a low interest rate environment.

Gregory M. Miller became manager of the Galaxy VIP Growth and Income Fund in July 1998. He has managed equity portfolios since 1989.

GALAXY VIP SMALL COMPANY GROWTH FUND

Portfolio Manager
Stephen D. Barbaro

      The Galaxy VIP Small Company Growth Fund seeks to provide capital appreciation by investing primarily in the securities of companies with market capitalizations of $750 million or less.

      In the several months since the Fund's inception, economic uncertainty has caused stocks of small companies to significantly underperform large-cap shares. This was particularly true of small-cap growth stocks, where the Fund focuses its investments. The small-cap sector was also hurt by sharp losses from technology stocks whose earnings are tied to the economies of Asia.

[PIE CHART]

Galaxy VIP Growth
and Income Fund

Distribution of Total Net Assets
as of June 30, 1998

Consumer Staples                                       18%

Finance                                                17%

Technology                                             12%

Capital Goods & Construction                            9%

Consumer Cyclical                                       9%

Other Common Stocks &
 Convertible Preferred Stocks                          26%

U.S. Agency Obligations &
 Net Other Assets & Liabilities                         9%

[END PIE CHART]


[PIE CHART]

Galaxy VIP Small
Company Growth Fund

Distribution of Total Net Assets
as of June 30, 1998

Capital Goods & Construction                           7%

Other Common Stocks                                   14%

U.S. Agency Obligations &
 Net Other Assets & Liabilities                       19%

Technology                                            30%

Consumer Cyclical                                     16%

Consumer Staples                                      14%

[END PIE CHART]

PORTFOLIO REVIEWS

[Photo: Stephen D. Barbaro]
Stephen D. Barbaro

      These factors combined to produce a total return of -6.08% between the Fund's inception on April 17, 1998 and the end of the reporting period on June 30, 1998. Over the same time, small-company growth funds tracked by Lipper Analytical Services had an average return of -4.92% and the Russell 2000 Index had a return of -5.19%.

Building the Portfolio

      In building the Fund's portfolio, we looked for stocks with good potential for earnings growth and reasonable prices. As much as possible, we emphasized domestically focused companies whose earnings would not be damaged by the trouble in Asia. Although the small-cap sector as a whole underperformed during the period, many individual issues we bought earned healthy returns. This was especially true of certain positions in the transportation and consumer sectors.

      During times of market weakness we looked for opportunities to add high-quality investments in the consumer and technology sectors. Within the technology sector we focused our purchases on information-service firms.

Focus on Quality, Value

      We think the Fund is well positioned to withstand further market volatility and take advantage of a reversal in small-cap fortunes when it occurs. If U.S. growth slows, as we expect, prices for stocks of all capitalizations could face significant corrections. Once growth picks up again, and investors become more confident about earnings, the more reasonable valuations of small-cap growth stocks could help them outperform. We think the Fund should benefit in both environments from emphasizing high-quality companies with good growth potential and attractive share prices.


Stephen D. Barbaro has managed the Galaxy VIP Small Company Equity Fund since its inception in April 1998. He has managed small company portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1977.

GALAXY VIP COLUMBIA
REAL ESTATE EQUITY FUND II

Portfolio Manager
David W. Jellison

      The Galaxy VIP Columbia Real Estate Equity Fund II seeks capital appreciation and above-average current income. The Fund invests primarily in the equity securities of real estate companies, including real estate investment trusts (REITs).

      From the Fund's inception on March 3, 1998 through June 30, 1998, the Fund had a total return of -0.93%. That compares to a return of -2.88% for the National Association of Real Estate Investment Trusts (NAREIT) Index and a return of -2.91% for the average real estate stock fund tracked by Lipper Analytical Services over the same time period.

Peak of Cycle Concerns Hurt REITs

      REITs lagged the broader equity market in the first half of 1998. As acquisitions become increasingly expensive, and new development threatened the balance of real estate supply and demand, investors became concerned that the industry's recent strong earnings growth could slow sharply. During the reporting period, performance in the REIT market was led by the more defensive retail sector, where strong consumer spending bolstered fundamentals. The high-growth office and lodging sectors lagged


[PIE CHART]

Galaxy VIP Columbia Real Estate
Equity Fund II

Distribution of Total Net Assets
as of June 30, 1998

Real Estate Investment Trust                               88%

Real Estate                                                 6%

U.S. Government Obligations &
 Net Other Assets                                           5%

Investment Company                                          1%

[END PIE CHART]

PORTFOLIO REVIEWS

[Photo: David W. Jellison]
David W. Jellison

during the period -- evidence of investors' concerns about potential overbuilding or rising vacancy rates for these businesses.

      The Fund benefited from a below-market weighting in lodging REITs and an above-market weighting in industrial REITs, which outperformed the broader REIT market. Throughout the period, however, we maintained a sizable weighting in the office sector, believing that the positive prospects for internal growth and industry consolidation remain intact. Changes in asset allocation within the portfolio included a modest increase in industrial REITs, offset by a decline in office holdings. We also increased our emphasis in larger, high-quality companies.


Attractive Valuations

      We believe that the current valuations for REITs reflect an overdiscounting by investors anticipating slower industry growth. Many REITs, in fact, are now trading at or below the underlying value of the real estate they own. We believe that these valuations are attractive and, along with rising dividend growth rates, may provide the opportunity for better performance in the months ahead.

      Going forward, our focus will center on companies that can improve earnings even as the real estate cycle matures. With this in mind, we will seek companies whose managements have demonstrated the ability to sustain healthy internal growth, while adding value through selective development activity.



David W. Jellison has managed the Galaxy VIP Columbia Real Estate Equity Fund II since its inception in March 1998. A vice president with Columbia Management Company, he has served as a financial analyst and portfolio manager there since 1992.


GALAXY VIP ASSET ALLOCATION FUND

Portfolio Manager
Donald Jones

     The Galaxy VIP Asset Allocation Fund seeks a high total return by providing both current income that is greater than the income for popular stock market averages, and long-term growth in the value of its assets. The Fund invests in a diversified portfolio of equity, bond and short-term obligations.

     Because stock prices remained very expensive by historic measures, we continued to hold large investments in bonds and cash over the past six months. Strong yields from bond investments, plus solid performances by health care stocks, helped the Fund earn a total return of 9.12% for the six months ended June 30, 1998. That compares to a return of 10.13% for the average flexible portfolio fund tracked by Lipper Analytical Services and a return of 17.71% for the S&P 500 Index, which tracks the performance of stocks only.

Drug Stocks Lead

     When stocks rallied in the first part of the year, the Fund enjoyed exceptional returns from holdings in pharmaceutical firms and other large companies. These returns offset disappointing performances from energy stocks, which were hurt by falling oil prices, and certain technology shares. We used large additions of new cash -- and profits from stocks that became over-


[PIE CHART]

Galaxy VIP Asset
Allocation Fund

Distribution of Total Net Assets
as of June 30, 1998

Corporate Notes and Bonds                           24%

Asset-Backed and
 Mortgage-Backed Securities                          1%

U.S. Government &
 Agency Obligations                                 28%

Common Stocks                                       47%

[END PIE CHART]

PORTFOLIO REVIEWS

[Photo: Donald Jones]
Donald Jones

valued -- to increase shares of existing positions and introduce new names in the technology, drug and banking sectors.

     Drug stocks continued to outperform in the second quarter, along with some of the Fund's technology stocks. Other technology stocks continued to suffer, as did energy shares. With new cash that came into the Fund, we further increased investments in the drug and technology sectors.

     During the period we maintained the Fund's 40% position in bonds that we had built in 1997. We increased the portion of high-grade corporate bonds, whose prices and yields became more appealing as investors worried that slower growth might curb corporate earnings. We further enhanced the Fund's yield with investments in asset-backed and mortgage-backed securities. Prices for mortgage-backed securities became attractive as investors appeared to over-react to the high levels of home loan pre-payments that were encouraged by low interest rates.

Preparing for Slower Growth

     Believing that growth is likely to slow in the months ahead, we are taking several steps to protect Fund returns. On the stock side, we continue to take profits in shares that we believe are overvalued. In coming months we may begin to trim holdings in the drug and technology areas, where returns have been especially strong. As in the first half of 1998, we will continue to de-emphasize stocks whose fortunes depend on trade with Asia or strong U.S. growth. We plan to keep about 25% of the equity portfolio in cash to take advantage of new opportunities that a market correction might bring.

     On the fixed-income side, bonds will continue to represent about 40% of Fund assets. Bonds should benefit if growth slows, and inflation remains low -- especially if the Fed must cut interest rates to stimulate growth. As in the stock portfolio, we expect to focus on corporate bonds in economically defensive sectors with strong balance sheets and good potential for earnings growth.


Donald Jones has managed the Galaxy VIP Asset Allocation Fund since its inception in 1993. He has managed investment portfolios for Fleet Investment Advisors Inc., and its predecessors, since 1988.

[MOUNTAIN CHART]

Galaxy VIP Asset Allocation Fund
Growth of $10,000 investment*

                                   Inception
                                   12/31/93       6/30/98
S&P 500 Index                      $10,000        $32,272

Galaxy VIP Asset Allocation Fund   $10,000        $19,816

[END MOUNTAIN CHART]

* Since the Fund's inception on 2/6/93. The S&P 500 Index is an unmanaged index of 500 leading stocks. Results for the S&P 500 Index do not reflect the expenses and investment management fees incurred by the Fund.

GALAXY VIP
HIGH QUALITY BOND FUND

Portfolio Manager
Marie M. Schofield

     The Galaxy VIP High Quality Bond Fund seeks a high level of current income consistent with prudent risk of capital. The Fund invests primarily in U.S. government securities and corporate issues rated in the three highest rating categories by Moody's Investors Service Inc. ("Moody's") or Standard & Poor's Rating Group.

[PIE CHART]

Galaxy VIP High
Quality Bond Fund

Distribution of Total Net Assets
as of June 30, 1998

Net Other Assets & Liabilities                          1%

Asset-Backed and
 Mortgage-Backed Securities                             8%

U.S. Government and Agency Obligations                 52%

Corporate Notes & Bonds                                39%

[END PIE CHART]

PORTFOLIO REVIEWS

[Photo: Marie M. Schofield]
Marie M. Schofield

     During the past six months the Fund maintained its "active duration discipline." This strategy is based on the real (inflation-adjusted) yields for U.S. Treasury securities. Historically, a real yield of 4% or more for long-term Treasuries has represented an attractive opportunity to lock in high-quality returns with longer-term issues, while a real yield below 3.5% has offered less value and suggested a shortening of maturities. With inflation below 2% in recent months, long-term Treasuries have been attractive when yields have ranged between 5.75% and 6.0%. By adding longer-term issues at these times -- and buying Treasuries, which outperformed -- we helped the Fund earn a total return of 4.26% for the six months ended June 30, 1998. That compares to returns of 4.17% for the Lehman Brothers Government/Corporate Bond Index and 3.78% for average A-rated corporate bond fund tracked by Lipper Analytical Services. On June 30, 1998, the Fund had a 30-day SEC yield of 5.58%.

Going Long

     When the reporting period began, the average duration of investments in the Fund was about one-quarter year longer than the average duration of the Lehman Government/Corporate Bank Index. This gave the Fund extra income and price appreciation as bond yields fell in January. When long-term Treasury yields topped 6% in April, we added more long-term investments -- putting the Fund's average duration about one-half year longer than that of its benchmark. This strategy proved quite helpful in May and June, when gains for long-term bonds were particularly strong.

     The mix of Fund investments also enhanced returns. At the end of 1997, with the ongoing economic uncertainty that resulted from trouble in Asia, we had trimmed investments in longer-term corporate bonds and focused on shorter-term corporates of high credit quality. This let us increase investments in long-term Treasuries -- which we expected to benefit from an apparent federal budget surplus that should reduce Treasury supplies. These strategies helped the Fund take better advantage of the outperformance by Treasuries in the months that followed. We offset the extra price risk for long-term issues by adding short-term Treasuries.

     When corporate prices became more attractive in January and February, we traded financial issues for debt of telecommunications, utility, and consumer firms. In the second quarter of 1998, we traded asset-backed securities for issues in the financial sector -- which we felt would be less vulnerable to Asia's problems.

     With mortgage interest rates at their lowest levels in years, sustaining a high level of home-loan prepayments, we reduced mortgage-backed securities to less than 10% of Fund assets and restructured that part of the portfolio. To limit prepayment risk, we gave greater attention to seasoned securities and lower-coupon issues.

Investing for Slower Growth

     This investment mix and duration strategy should continue to serve the Fund in coming months. If inflation and interest rates remain low, long-term issues could still outperform. If growth slows, Treasuries would probably continue to outperform corporate bonds -- especially corporates of lower credit quality.

     Because the yield curve has flattened substantially, we may focus future Treasury investments on intermediate-term issues. Should a further decline in interest rates sustain a high level of home-loan prepayments, we may make additional cuts in mortgage-backed securities.

Marie M. Schofield became manager of the Galaxy VIP High Quality Bond Fund in March of 1996. She has managed fixed-income assets since 1975.

[MOUNTAIN CHART]

Galaxy VIP High
Quality Bond Fund

Growth of $10,000 investment*

                                                   Inception
                                                   12/31/93     6/30/98

Lehman Brothers Government/Corporate Bond Index    $10,000      $14,226

Galaxy VIP High Quality Bond Fund                  $10,000      $14,238

[END MOUNTAIN CHART]

* Since the Fund's inception on 1/21/93. The Lehman Brothers Government/Corporate Bond Index is an unmanaged index of U.S. Treasury obligations and the debt of U.S. Government agencies as well as all publicly issued, fixed rate, non-convertible investment grade dollar-denominated, SEC-registered corporate debt. Results for the Lehman Brothers Government/Corporate Bond Index do not reflect the expenses and investment management fees incurred by the Fund.

PORTFOLIO REVIEWS

GALAXY VIP COLUMBIA
HIGH YIELD FUND II

Portfolio Manager
Jeffrey L. Rippey

[Photo: Jeffrey L. Rippey]
Jeffrey L. Rippey

      The Galaxy VIP Columbia High Yield Bond Fund II seeks high current income with a secondary objective of capital appreciation. The Fund invests primarily in high-yielding corporate bonds rated BB or lower by Standard & Poor's or Ba or lower by Moody's Investors Service, Inc. ("junk bonds"), with no more than 10% of its assets in bonds rated below B.

      After a strong first quarter, high-yield bonds struggled a bit in the second quarter, as investors became increasingly concerned about the impact of the Asian crisis on U.S. economic growth and corporate earnings. In addition, high-yield bonds were negatively impacted by the large supply of new deals brought to market during the second quarter. This environment prompted a flight to quality within the high-yield market and an increase in the demand for junk bonds with higher credit ratings. This benefited Fund performance, due to the fact that our investment strategy focuses on higher-rated issues.

      From the Fund's inception on March 3, 1998 through June 30, 1998, the Fund had a total return of 3.01%. That compares to returns of 2.69% for the Lehman Brothers Aggregate Bond Index and 1.66% for the average high-yield bond fund tracked by Lipper Analytical Services. On June 30, the Fund had a 30-day SEC yield of 6.29%.

Investment Opportunities

      When news of the Asian crisis first broke in late 1997, prices for all corporate bonds, including high-yield debt, fell relative to Treasuries. The high-yield market outperformed the broader fixed-income market early in the new year, as the turmoil in Asia seemed to stabilize. Once investors realized that Asia's troubles would take longer to correct than first expected, however, a flight to quality ensued, and investors bought Treasuries as a safe haven. This caused prices for corporate bonds, especially high-yield issues, to trade more cheaply than Treasuries and represented a buying opportunity for many high-yield investors.

      As corporate prices fluctuated during the period, we found attractive investment opportunities in several new issues. Early in 1998, we purchased holdings in the aerospace sector. We believe the long-term prospects for the aerospace industry are favorable, as the aging of airline fleets around the world and an increase in airline travel boost demand for new aircraft and parts. We also purchased positions in the cable industry based on several positive developments. Many cable companies are paying down their debt, clustering their systems, and upgrading the quality and capacity of plants and equipment -- while also adding new services.

      In the second quarter, we purchased bonds issued by a large movie exhibitor with a strong competitive position. We also increased holdings in two large hospital operators that should benefit from an aging population. In addition, we purchased bonds issued by an office-products distributor and an equipment-rental firm.

Outlook

      Despite the expected slowdown in economic growth, the supply of new high-yield bonds should remain robust. With little concern about a recession, however, we believe that high-yield bonds will perform reasonably well in the near term. In addition to a reduced risk of default, there is increasing demand for high-yield bonds among both retail and institutional investors.

Jeffery L. Rippey has managed the Galaxy VIP Columbia High Yield Fund II since its inception in March 1998. A vice president of Columbia Management Company, Mr. Rippey has managed fixed income portfolios since 1981.

[PIE CHART]

Galaxy VIP Columbia
High Yield Fund II

Distribution of Total Net Assets
as of June 30, 1998

Corporate Notes and Bonds                                96%

U.S. Government Obligations                               2%

Investment Companies &
 Net Other Assets & Liabilities                           2%

[END PIE CHART]

                                 GALAXY VIP FUND
                                   INFORMATION

                               THE GALAXY VIP FUND

                                    TRUSTEES
                                  AND OFFICERS

                              Dwight E. Vicks, Jr.
                              Chairman and Trustee

                                 John T. O'Neill
                              President, Treasurer
                                   and Trustee

                                Louis DeThomasis,
                                  F.S.C., Ph.D.
                                     Trustee

                                Donald B. Miller
                                     Trustee

                                  James M. Seed
                                     Trustee

                               Bradford S. Wellman
                                     Trustee

                                    W. Bruce
                               McConnel, III, Esq.
                                    Secretary

                                  Jylanne Dunne
                                 Vice President &
                               Assistant Treasurer

                               INVESTMENT ADVISORS

                                Fleet Investment
                                  Advisors Inc.
                                 75 State Street
                              Boston, Massachusetts
                                   02109-1810

                             Columbia Management Co.
                             1300 S.W. Sixth Avenue
                                   PO Box 1350
                             Portland, OR 97207-1350

                                   DISTRIBUTOR

                                   First Data
                               Distributors, Inc.
                               4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108

                                  ADMINISTRATOR

                               First Data Investor
                              Services Group, Inc.
                               4400 Computer Drive
                                  Westborough,
                            Massachusetts 01581-5108

This report is submitted for the general information of shareholders of The Galaxy VIP Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus for The Galaxy VIP Fund and for American Skandia Life Assurance Corporation Variable Account E, which contain more information concerning investment policies, fees and expenses and other pertinent information. Read the prospectuses carefully before you invest.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by Fleet Financial Group, Inc. or any of its affiliates, Fleet Investment Advisors Inc., Columbia Management Co., or any Fleet bank. Shares of the Funds are not federally insured by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. Investment return and principal value will vary as a result of market conditions or other factors so that shares of the Funds, when redeemed, may be worth more or less than their original cost. An investment in the Funds involves investment risks, including the possible loss of principal.


                                [Recycle Symbol]

                   This report was printed on recycled paper.

THE GALAXY
VIP FUND

Money Market Fund
PORTFOLIO OF INVESTMENTS
June 30, 1998 (unaudited)

                                                            Value
  Par Value                                                (Note 2)
  ---------                                                --------
COMMERCIAL PAPER (A) - 75.43%
                Finance - 42.14%

$   700,000     American Express Credit Corp.
                5.49%, 09/24/98  ...............         $  690,926
    700,000     Associates Corp. of North America
                5.49%, 08/03/98  ................           696,477
    650,000     Caterpillar Financial Services Corp.
                5.35%, 07/14/98  ................           648,744
    700,000     Diageo Capital, Plc
                5.49%, 07/09/98 (B)..............           699,146
    700,000     Ford Motor Credit Co.
                5.50%, 07/28/98  ................           697,112
    700,000     General Electric Capital Corp.
                5.49%, 08/24/98  ................           694,236
    700,000     General Re Corp.
                5.50%, 08/14/98  ................           695,294
    700,000     PACCAR Financial Corp.
                5.50%, 09/04/98  ................           693,049
    700,000     Shell Finance UK, Plc
                5.50%, 07/20/98  ................           697,968
    700,000     USAA Capital Corp.
                5.48%, 07/10/98  ................           699,041
                                                         ----------
                                                          6,911,993
                                                         ----------

                Consumer Staples - 12.74%

    700,000     Coca-Cola Co.
                5.46%, 07/30/98  ................           696,921
    700,000     Gillette Co.
                5.47%, 08/24/98 (B)..............           694,256
    700,000     Procter & Gamble Co.
                5.48%, 07/17/98  ................           698,295
                                                         ----------
                                                          2,089,472
                                                         ----------

                Industrial - 8.10%

    650,000     Emerson Electric Co.
                5.55%, 08/06/98  ................           646,393
    685,000     Minnesota Mining & Manufacturing Co.
                5.48%, 07/22/98  ................           682,810
                                                         ----------
                                                          1,329,203
                                                         ----------

                Technology - 4.26%

    700,000     Lucent Technologies, Inc.
                5.50%, 07/13/98  ................           698,717
                                                         ----------

                Energy - 4.23%

    700,000     Amoco Corp.
                5.47%, 08/25/98  ................           694,150
                                                         ----------

                                                            Value
  Par Value                                                (Note 2)
  ---------                                                --------


                Consumer Cyclical - 3.96%

$   650,000     Disney (Walt) Co.
                5.46%, 07/07/98  ................       $   649,409
                                                        -----------
                Total Commercial Paper...........        12,372,944
                (Cost $12,372,944)                       -----------

U.S. AGENCY OBLIGATIONS - 24.69%

                Federal Home Loan
                Mortgage Corporation (A) - 13.98%

  1,295,000     5.85%, 07/01/98  ................         1,295,000
  1,000,000     5.41%, 07/17/98  ................           997,596
                                                        -----------
                                                          2,292,596
                                                        -----------

                Federal National
                Mortgage Corporation - 10.71%

    767,000     5.47%, 09/22/98 (A)..............           757,327
  1,000,000     5.37%, 08/12/98  ................           999,706
                                                        -----------
                                                          1,757,033
                                                        -----------
                Total U.S. Agency Obligations....         4,049,629
                (Cost $4,049,629)                       -----------

Total Investments - 100.12% .....................        16,422,573
(Cost $16,422,573)                                      -----------

Net Other Assets and Liabilities - (0.12)%.......           (20,104)
                                                        -----------
Net Assets - 100.00%  ...........................       $16,402,469
                                                        ===========

------------------------------------------
(A) Discount yield at time of purchase.
(B) Securities exempt from registration under Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 1998, these securities amounted to $1,393,402 or 8.50% of net assets.

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

Equity Fund
PORTFOLIO OF INVESTMENTS
June 30, 1998 (unaudited)

                                                              Value
     Shares                                                  (Note 2)
     ------                                                  --------
COMMON STOCKS - 75.63%

                Technology - 19.33%

      8,000     AMP, Inc.........................         $   275,000
     42,000     Applied Materials, Inc.*.........           1,239,000
     24,000     Automatic Data Processing, Inc...           1,749,000
     31,000     Boeing Co........................           1,381,438
     30,000     Corning, Inc.....................           1,042,500
     18,000     General Electric.................           1,638,000
     20,000     Hewlett-Packard Co...............           1,197,500
     38,000     Intel Corp.......................           2,816,750
     28,000     Microsoft Corp.*.................           3,034,500
     16,000     Motorola, Inc....................             841,000
     30,000     Thermo Electron Corp.............           1,025,625
                                                          -----------
                                                           16,240,313
                                                          -----------

                Consumer Staples - 18.09%

     12,000     Anheuser-Busch Cos., Inc.........             566,250
     20,000     Bristol-Myers Squibb Co..........           2,298,750
     28,000     Gillette Co......................           1,587,250
     18,000     Johnson & Johnson................           1,327,500
     14,000     Merck & Co., Inc.................           1,872,500
     42,000     PepsiCo, Inc.....................           1,729,875
     22,000     Pfizer, Inc......................           2,391,125
     14,000     Procter & Gamble Co..............           1,274,875
     20,000     Sara Lee Corp....................           1,118,750
     40,000     Sysco Corp.......................           1,025,000
                                                          -----------
                                                           15,191,875
                                                          -----------

                Consumer Cyclical - 10.85%

     10,000     Armstrong World Industries, Inc..             673,750
     42,000     Dayton-Hudson Corp...............           2,037,000
     10,000     Disney (Walt) Co.................           1,050,625
     25,000     Home Depot, Inc..................           2,076,563
     30,000     McDonald's Corp..................           2,070,000
      8,900     Republic Services, Inc...........             213,600
     30,000     Sherwin-Williams Co..............             993,750
                                                          -----------
                                                            9,115,288
                                                          -----------

                Finance - 9.86%

     15,000     American International Group, Inc.          2,190,000
     16,000     Crestar Financial Corp...........             873,000
     30,000     Fannie Mae.......................           1,822,500
     50,000     Hibernia Corp., Class A..........           1,009,375
     10,000     NationsBank Corp.................             765,000
     20,000     SunTrust Banks, Inc..............           1,626,250
                                                          -----------
                                                            8,286,125
                                                          -----------

                                                              Value
     Shares                                                  (Note 2)
     ------                                                  --------
                Energy - 6.58%

     20,000     Amoco Corp.......................         $   832,500
     11,000     Atlantic Richfield Co............             859,375
     16,000     Exxon Corp. .....................           1,141,000
     33,000     Halliburton Co...................           1,470,562
     16,000     Mobil Corp.......................           1,226,000
                                                          -----------
                                                            5,529,437
                                                          -----------

                Transportation - 4.29%

     22,000     AMR Corp*........................           1,831,500
     30,000     Ford Motor Co....................           1,770,000
                                                          -----------
                                                            3,601,500
                                                          -----------

                Capital Goods - 3.90%

     32,000     Caterpillar, Inc.................           1,692,000
     30,000     Deere & Co.......................           1,586,250
                                                          -----------
                                                            3,278,250
                                                          -----------

                Basic Materials - 2.73%

     27,000     Consolidated Papers, Inc.........             735,750
     10,000     Dow Chemical Co..................             966,875
     10,000     Georgia-Pacific Co...............             589,375
                                                          -----------
                                                            2,292,000
                                                          -----------
                Total Common Stocks..............          63,534,788
                (Cost $31,197,304)                        -----------

  Par Value
  ---------

U.S. AGENCY OBLIGATION (A) - 25.08%

                Federal Home Loan
                Mortgage Corporation - 25.08%

$21,064,000     5.85%, 07/01/98..................          21,064,000
                                                          -----------
                Total U.S. Agency Obligation.....          21,064,000
                (Cost $21,064,000)                       -----------

Total Investments - 100.71%......................          84,598,788
(Cost $52,261,304)                                       -----------

Net Other Assets and Liabilities - (0.71)%.......            (598,834)
                                                          -----------
Net Assets - 100.00%.............................         $83,999,954
                                                          ===========

---------------------------------------
*   Non-income producing security.
(A) Discount yield at time of purchase.

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

Growth and Income Fund
PORTFOLIO OF INVESTMENTS
June 30, 1998 (unaudited)

                                                         Value
     Shares                                             (Note 2)
     ------                                             --------
COMMON STOCKS - 89.65%

                Consumer Staples - 18.17%

        800     American Home Products Corp......      $    41,400
        700     Anheuser-Busch Cos., Inc.........           33,031
        500     Becton Dickinson & Co. ..........           38,813
      1,300     Elan Corp. Plc, ADR*.............           83,606
      1,400     Forest Laboratories, Inc.*.......           50,050
      2,400     Genzyme Corp.*...................           61,350
        850     Hannaford Brothers Co............           37,400
      1,100     Humana, Inc.*....................           34,306
        900     International Flavors &
                Fragrances, Inc..................           39,094
        450     Johnson & Johnson Co.............           33,188
        250     Merck & Co., Inc.................           33,438
      1,100     PepsiCo, Inc. ...................           45,306
        270     Pfizer, Inc. ....................           29,346
        850     Pharmacia & Upjohn, Inc..........           39,206
      1,400     Stryker Corp.*...................           53,725
        700     United HealthCare Corp...........           44,450
                                                       -----------
                                                           697,709
                                                       -----------

                Finance - 17.09%

      1,100     Banc One Corp....................           61,394
        500     Chase Manhattan Corp.............           37,750
        450     Chubb Corp.......................           36,169
        700     Countrywide Credit Industries, Inc.         35,525
        150     General Re Corp..................           38,025
        300     Hartford Financial Services Group, Inc.     34,312
        450     Lincoln National Corp............           41,119
        400     Morgan (J.P.) & Co...............           46,850
        800     NationsBank Corp. ...............           61,200
      1,597     Standard & Poor's Depository Receipts      180,960
        850     Travelers Group, Inc. ...........           51,531
         85     Wells Fargo & Co.................           31,365
                                                       -----------
                                                           656,200
                                                       -----------

                Technology - 11.91%

        850     AMP, Inc. .......................           29,219
        650     Avnet, Inc. .....................           35,547
        420     Cisco Systems, Inc.*.............           38,666
      1,400     Compaq Computer Corp.............           39,725
        600     Computer Sciences Corp.*.........           38,400
      1,300     Electronic Data Systems Corp.....           52,000
      1,000     Harris Corp......................           44,687
        850     Hewlett-Packard Co...............           50,894
        420     International Business Machines Corp.       48,221
        800     Motorola, Inc....................           42,050
        650     Texas Instruments, Inc. .........           37,903
                                                       -----------
                                                           457,312
                                                       -----------

                                                         Value
     Shares                                             (Note 2)
     ------                                             --------

                Capital Goods and Construction - 9.24%

        700     Boeing Co........................      $    31,194
        800     Dresser Industries, Inc..........           35,250
        700     Emerson Electric Co. ............           42,219
        300     General Electric Co..............           27,300
        500     Honeywell, Inc. .................           41,781
        800     Hubbell, Inc., Class A ..........           34,900
      1,600     Thermo Electron Corp.*...........           54,700
      2,000     U.S. Filter Corp.*...............           56,132
        900     Waste Management, Inc. ..........           31,500
                                                       -----------
                                                           354,976
                                                       -----------

                Consumer Cyclical - 9.11%

        850     Dun & Bradstreet Corp.*..........           30,705
        450     Eastman Kodak Co.................           32,877
      1,400     Lowe's Cos., Inc. ...............           56,788
        700     McDonald's Corp. ................           48,300
      2,000     Office Depot, Inc.*..............           63,125
        500     Penny (J.C.) Co., Inc............           36,156
      1,400     Sherwin-Williams Co. ............           46,375
      1,500     Toys `R' Us, Inc.*...............           35,344
                                                       -----------
                                                           349,670
                                                       -----------

                Basic Materials - 8.01%

        850     Crown Cork & Seal, Inc...........           40,375
        900     Goodrich (B.F.) Co...............           44,663
      1,100     Lubrizol Corp....................           33,275
        550     Minnesota Mining &
                Manufacturing Co.................           45,203
      1,400     Morton International, Inc........           35,000
      1,600     Pall Corp........................           32,800
        800     Praxair, Inc.....................           37,450
      1,100     Sigma Aldrich Corp...............           38,638
                                                       -----------
                                                           307,404
                                                       -----------

                Energy - 7.45%

      1,000     Amoco Corp.......................           41,625
        450     Atlantic Richfield Co............           35,156
      1,650     Baker Hughes, Inc................           57,028
        700     Kerr-McGee Corp..................           40,513
        700     Mobil Corp. .....................           53,638
        850     Schlumberger, Ltd................           58,066
                                                       -----------
                                                           286,026
                                                       -----------

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

Growth and Income Fund
PORTFOLIO OF INVESTMENTS (continued)
June 30, 1998 (unaudited)

                                                         Value
     Shares                                             (Note 2)
     ------                                             --------
                Utilities - 5.93%

      1,100     AT&T Corp........................  $    62,838
        900     Century Telephone Enterprises, Inc.     41,287
        650     GTE Corp. .......................       36,156
        850     SBC Communications, Inc..........       34,000
      1,100     WorldCom, Inc.*..................       53,281
                                                   -----------
                                                       227,562
                                                   -----------

                Transportation - 2.74%

        350     British Airways Plc, ADR.........       37,647
        330     Burlington Northern Santa Fe Corp.      32,402
        800     Union Pacific Corp...............       35,300
                                                   -----------
                                                       105,349
                                                   -----------
                Total Common Stocks..............    3,442,208
                (Cost $3,464,703)                  -----------

CONVERTIBLE PREFERRED STOCK - 1.18%

        600     Loral Space and
                Communications. Ltd., 6.00% (B)..       45,300
                                                   -----------
                Total Convertible Preferred Stock       45,300
                (Cost $45,968)                     -----------

                                                         Value
Par Value                                               (Note 2)
---------                                               --------

U.S. AGENCY OBLIGATION (A) - 15.03%

                Federal Home Loan Mortgage Corporation

$   577,000     5.98%, 07/01/98..................  $   577,000
                                                   -----------
                Total U.S. Agency Obligation.....      577,000
                (Cost $577,000)                    -----------

Total Investments - 105.86%......................    4,064,508
(Cost $4,087,671)                                  -----------

Net Other Assets and Liabilities - (5.86)%.......     (224,992)
                                                   -----------
Net Assets - 100.00%.............................  $ 3,839,516
                                                   ===========


--------------------------------------------------------------------------------
*      Non-income producing security.
(A)    Discount yield at time of purchase.
(B) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 1998, this security amounted to $45,300, or 1.18% of net assets.
ADR    American Depositary Receipt

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND


Small Company Growth Fund
PORTFOLIO OF INVESTMENTS
June 30, 1998 (unaudited)


                                                         Value
     Shares                                             (Note 2)
     ------                                             --------

COMMON STOCKS - 80.71%

                Technology - 30.31%

        150     ABR Information Services, Inc.*..  $     3,562
         60     Altron, Inc.*....................          773
         60     Arbor Software Corp.*............        1,886
        110     Asesco Corp.*....................          447
         50     Aspen Technology Inc.*...........        2,525
         20     Asyst Technologies, Inc.*........          253
         40     Best Software, Inc.*.............          845
         80     Black Box Corp.*.................        2,655
        120     California Microwave, Inc.*......        2,100
        200     CerProbe Corp.*..................        2,625
         80     Cognex Corp.*....................        1,480
        120     Cognicase, Inc.*.................        1,785
        120     Coherent Communication
                Systems Corp.*...................        5,617
        100     Concord Communications, Inc.*....        2,556
        200     Condor Technology Solutions, Inc.*       2,950
        140     Cree Research, Inc.*.............        2,100
        210     Daou Systems, Inc.*..............        4,804
        150     Deltek Systems, Inc.*............        3,675
        160     Excel Technologies, Inc.*........        1,420
         90     Extended Systems, Inc.*..........          608
         90     FactSet Research Systems, Inc.*..        2,925
        120     Forrester Research, Inc.*........        4,770
        150     Global Imaging Systems, Inc.*....        2,100
        120     Great Plains Software, Inc.*.....        4,065
        160     Harmonic Lightwaves, Inc.*.......        2,460
        120     Helix Technology Corp............        1,800
        260     H.T.E., Inc.*....................        3,510
        170     IDT Corp.*.......................        5,110
        120     Information Management
                Resources, Inc.*.................        4,058
         90     Inso Corp.*......................        1,232
         50     JDA Software Group, Inc.*........        2,187
        160     Kent Electronics Corp.*..........        2,930
         20     Komag, Inc.*.....................          107
         80     Legato Systems, Inc.*............        3,120
        210     Lightbridge, Inc.*...............        1,785
        160     Macromedia, Inc.*................        2,990
        190     Made2Manage Systems, Inc.*.......        2,209
         80     May & Speh, Inc.*................        1,590
        160     Mecon, Inc.*.....................        1,660
        190     Melita International Corp.*......        2,993
         30     Mercury Interactive Corp.*.......        1,339
         10     Merix Corp.*.....................           99
        180     META Group, Inc.*................        3,983
         80     Natural MicroSystems Corp.*......        1,280
        200     Norstan, Inc.*...................        5,013
        180     Ortel Corp.*.....................        2,790
        140     Pervasive Software, Inc.*........        1,452
        160     PhoneTel Technologies, Inc.*.....          400
        130     Powerwave Technologies, Inc.*....        2,178
         90     PRI Automation, Inc.*............        1,536
         50     Prism Solutions, Inc.*...........          225
        160     Quad Systems Corp.*..............          405
         70     RadiSys Corp.*...................        1,505
         80     Renaissance Worldwide, Inc.*.....        1,740


                                                         Value
     Shares                                             (Note 2)
     ------                                             --------


                Technology (continued)

        210     RF Power Products, Inc.*.........  $       604
        110     Richey Electronics, Inc.*........          859
         75     Saville Systems Ireland Plc, ADR*        3,759
        140     SeaMED Corp.*....................        2,485
        160     Secure Computing Corp.*..........        1,580
        170     SEEC, Inc.*......................        1,848
          1     Siebel Systems, Inc.*............           22
        140     SIPEX Corp.*.....................        3,010
        190     SmarTalk TeleServices, Inc.*.....        2,767
        110     SpeedFam International, Inc.*....        2,028
        160     SPR, Inc.*.......................        4,980
        150     SPSS, Inc.*......................        3,487
        170     Standard Microsystems Corp.*.....        1,498
        100     STAR Telecommunications, Inc.*...        2,237
        160     STB Systems, Inc.*...............        2,000
         90     Tekelec*.........................        4,026
        160     Template Software, Inc...........        1,760
        240     Tier Technologies, Inc.*.........        4,275
        160     Timberline Software Corp.*.......        3,770
         80     Total Control Products, Inc.*....          710
        170     TSI International Software, Ltd.*        3,889
        140     Unitrode Corp.*..................        1,610
         10     Vantive Corp.*...................          205
         50     Veeco Instruments, Inc.*.........        1,244
         50     Visio Corp.*.....................        2,387
         40     Voice Control Systems, Inc.*.....          130
        160     Whittman-Hart, Inc.*.............        7,740
        100     World Access, Inc.*..............        3,000
         80     YieldUP International Corp.*.....          420
        200     Zygo Corp.*......................        2,962
                                                   -----------
                                                       193,504
                                                   -----------

                Consumer Cyclical - 15.82%

         80     Aftermarket Technology Corp.*....        1,500
         80     Ambassadors International, Inc.*.        2,425
         50     American Coin Merchandising, Inc.*         987
        100     Applied Graphics Technologies, Inc.*     4,575
        190     Barbeques Galore, Ltd., ADR*.....        1,520
        120     Barnett, Inc.*...................        2,430
        140     Brass Eagle, Inc.*...............        2,152
         80     Carey International, Inc.*.......        2,240
         60     Carriage Services, Inc.*.........        1,508
         20     Coldwater Creek, Inc.*...........          550
         40     Data Processing Resources Corp.*.        1,243
        120     Dura Automotive Systems, Inc.*...        3,855
         70     Equity Marketing, Inc.*..........        1,479
        240     Funco, Inc. *....................        3,390
        150     Group Maintenance America Corp.*.        2,700
        110     Hall Kinion & Associates, Inc.*..          736
        190     ILX Resorts, Inc.*...............        1,116
        170     Jones Intercable, Inc. Class A*..        4,250
        230     Just For Feet, Inc.*.............        6,555
        130     Keystone Automotive Industries, Inc.*    3,006
        150     Kroll-O'Gara Co.*................        3,206
        100     Lamalie Associates, Inc.*........        1,838
        150     Lifeline Systems, Inc.*..........        2,775
        210     Lo-Jack Corp.*...................        2,612

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

Small Company Growth Fund
PORTFOLIO OF INVESTMENTS (continued)
June 30, 1998 (unaudited)



                                                         Value
     Shares                                             (Note 2)
     ------                                             --------
                Consumer Cyclical (continued)

        100     Metamor Worldwide, Inc.*.........  $     3,519
         70     Papa John's International, Inc.*.        2,761
        100     Pegasus Systems, Inc.*...........        2,562
         60     Penske Motorsports, Inc.*........        1,751
        320     Players International, Inc.*.....        1,590
         90     Pre Paid Legal Services, Inc.....        2,841
        230     Rentrak Corp.*...................        1,287
         90     Rural/ Metro Corp.*..............        1,170
        170     Safety First, Inc.*..............        1,147
         80     Showbiz Pizza Time, Inc.*........        3,225
         90     Silverleaf Resorts, Inc.*........        1,373
        110     Source Information Management Co.*         681
        140     SRS Labs, Inc.*..................          831
        200     Stein Mart, Inc.*................        2,700
        360     The First Years, Inc.*...........        6,840
         60     The Men's Wearhouse, Inc.*.......        1,980
        120     Travis Boats & Motors, Inc.*.....        2,940
        175     West Marine, Inc.*...............        3,150
                                                   -----------
                                                       100,996
                                                   -----------

                Consumer Staples - 13.71%

        150     Anesta Corp.*....................        2,166
        220     ASI Solutions, Inc.*.............        1,760
         60     Balance Bar Co.*.................          863
        130     Brookdale Living Communities, Inc.*      3,331
        190     Casey's General Stores, Inc......        3,147
         90     Coast Dental Services, Inc.*.....        1,271
        160     Cytyc Corp.*.....................        2,610
         80     Digene Corp.*....................          780
         20     Endocardial Solutions, Inc.*.....        1,575
        210     EndoSonics Corp.*................        1,260
        230     FirstService Corp.*..............        2,932
         80     Geltex Pharmaceuticals, Inc.*....        1,490
        210     Hanger Orthopedic Group, Inc.*...        4,279
        100     Horizon Health Corp.*............        1,750
        225     King Pharmaceuticals, Inc.*......        3,150
         80     Market Facts, Inc.*..............        1,740
        210     Merge Technologies, Inc.*........          853
        110     National Surgery Centers, Inc.*..        3,197
        260     Nature's Sunshine Products, Inc..        5,866
         80     NCS Healthcare, Inc., Class A*...        2,280
        160     NeoPath, Inc.*...................        1,150
        200     On Assignment, Inc.*.............        6,988
        230     OncorMed, Inc.*..................          690
         59     PMR Corp.*.......................          594
         80     Patterson Dental Co.*............        2,930
         30     Penederm, Inc.*..................          600
        200     PharMerica, Inc.*................        2,412
        100     Physician Reliance Network, Inc.*        1,144
        410     Physicians' Specialty Corp.*.....        3,536
         40     Renal Care Group, Inc.*..........        1,762
        200     Romac International, Inc.*.......        6,075
        240     Sheridan Healthcare, Inc.*.......        2,850
        100     StaffMark, Inc.*.................        3,662
         80     Thomas Group, Inc.*..............          850


                                                         Value
     Shares                                             (Note 2)
     ------                                             --------
                Consumer Staples (continued)

        170     Urologix, Inc.*..................  $     1,445
        230     Weider Nutrition International, Inc.     3,910
         10     Whole Foods Market, Inc.*........          605
                                                   -----------
                                                        87,503
                                                   -----------

                Capital Goods and Construction - 6.57%

        120     AFC Cable Systems, Inc.*.........        4,260
        190     Armor Holdings, Inc.*............        2,185
         40     Aviation Sales Co.*..............        1,585
        110     Cuno, Inc.*......................        2,379
         40     Firearms Training Systems, Inc.*.          100
        140     Halter Marine Group, Inc.*.......        2,109
        120     Hexcel Corp.*....................        2,715
        180     Motivepower Industries, Inc.*....        4,410
        160     MSC Industrial Co., Class A*.....        4,560
        200     Newpark Resources, Inc.*.........        2,225
        130     OmniQuip International, Inc......        2,405
        270     PCD, Inc.*.......................        4,624
        160     Recycling Industries, Inc.*......          940
        160     Shaw Group, Inc.*................        4,160
        130     Wilmar Industries, Inc.*.........        3,315
                                                   -----------
                                                        41,972
                                                   -----------

                Energy - 4.21%

         90     Abraxas Petroleum Corp.*.........          821
        345     Bellwether Exploration Co.*......        2,695
        160     Cabot Oil & Gas Corp.*...........        3,200
        300     Coho Energy, Inc.*...............        2,025
        170     Comstock Resources, Inc.*........        1,264
        240     Dawson Production Services, Inc.*        3,600
        120     Domain Energy Corp.*.............        1,440
        120     KCS Energy, Inc.*................        1,373
        130     Magnum Hunter Resources, Inc.*...          829
         80     Nuevo Energy Co.*................        2,570
        120     Offshore Logistics, Inc.*........        2,130
        140     Pride International, Inc.*.......        2,371
        160     Swift Energy Co.*................        2,550
                                                   -----------
                                                        26,868
                                                   -----------

                Transportation - 3.22%

        170     Aaron Rents, Inc.................        3,273
         80     AirNet Systems, Inc.*............        1,290
         20     Alaska Air Group, Inc.*..........        1,091
         90     Atlas Air, Inc.*.................        3,043
        285     Dynamex, Inc.*...................        3,456
        100     Eagle USA Airfreight, Inc.*......        3,469
         90     Midwest Express Holdings, Inc....        3,257
        100     U.S. Xpress Enterprises, Inc.*...        1,675
                                                   -----------
                                                        20,554
                                                   -----------

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

Small Company Growth Fund
PORTFOLIO OF INVESTMENTS (continued)
June 30, 1998 (unaudited)

                                                         Value
     Shares                                             (Note 2)
     ------                                             --------
                Utilities - 2.47%

         80     CoreComm, Inc.*..................     $     2,100
        150     Davel Communication Corp.*.......           3,656
        160     Metrocall, Inc.*.................             970
         20     Pacific Gateway Exchange, Inc.*..             801
        220     SkyTel Communications, Inc.*.....           5,149
        120     Tollgrade Communications, Inc.*..           3,090
                                                      -----------
                                                           15,766
                                                      -----------

                Basic Materials - 2.23%

        270     AMCOL International Corp.........           3,257
        140     Dunn Computer Corp.*.............           1,155
         70     G&K Services, Inc................           3,054
        330     Meridian Resource Corp.*.........           2,331
         70     OM Group, Inc.*..................           2,888
        240     U.S. Home & Garden, Inc.*........           1,545
                                                      -----------
                                                           14,230
                                                      -----------

                Finance - 2.17%

        230     BankAtlantic Bancorp, Inc., Class A         2,717
        190     Credit Acceptance Corp.*.........           1,615
         80     Enhance Financial Services Group, Inc.      2,700
        110     HCC Insurance Holdings, Inc.*....           2,420
          6     Horizon Group Properties, Inc.*..              40
         10     Meadowbrook Insurance Group, Inc.             272
        120     Prime Retail, Inc., REIT.........           1,432
         90     Riggs National Corp..............           2,630
                                                      -----------
                                                           13,826
                                                      -----------
                Total Common Stocks..............         515,219
                (Cost $534,003)                       -----------

                                                         Value
Par Value                                               (Note 2)
---------                                               --------


U.S. AGENCY OBLIGATION (A) - 19.89%

                Federal Home Loan
                Mortgage Corporation
$   127,000     5.98%, 07/01/98..................     $   127,000
                                                      -----------
                Total U.S. Agency Obligation.....         127,000
                (Cost $127,000)                       -----------

Total Investments - 100.60%......................         642,219
(Cost $661,003)                                       -----------

Net Other Assets and Liabilities - (0.60)%.......          (3,850)
                                                      -----------
Net Assets - 100.00%.............................     $   638,369
                                                      ===========

--------------------------------------------------------------------------------
*      Non-income producing security.
(A)    Discount yield at time of purchase.
ADR    American Depositary Receipt
REIT   Real Estate Investment Trust

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

Columbia Real Estate Equity Fund II
PORTFOLIO OF INVESTMENTS
June 30, 1998 (unaudited)

                                                         Value
  Shares                                                (Note 2)
  ------                                                --------

COMMON STOCKS - 94.38%

                Real Estate Investment Trust - 88.40%

        600     Alexandria Real Estate Equities..  $    17,962
        900     Apartment Investment &
                Management Co....................       35,550
        407     Avalon Bay Communities, Inc......       15,376
        500     Boston Proerties, Inc............       17,250
      1,100     Cabot Industrial Trust...........       23,788
        600     Colonial Properties Trust........       18,600
        800     Duke Realty Investments, Inc.....       18,950
      1,100     Equity Office Properties Trust...       31,213
        300     Equity Residential Properties Trust     14,231
        200     Excel Legacy Corp.*..............          874
        900     Excel Realty Trust, Inc..........       26,044
        600     First Industrial Realty Trust....       19,050
        500     General Growth Properties........       18,688
        300     Kimco Realty Corp................       12,300
        700     Liberty Property Trust...........       17,894
        700     Mack-Cali Realty Corp............       24,063
        600     Manufactured Home
                Communities, Inc.................       14,475
        500     Pan Pacific Retail Properties, Inc.     10,188
        500     Prentiss Properties Trust........       12,156
        800     Public Storage, Inc..............       22,400
        600     Reckson Associates Realty Corp...       14,175
        700     Security Capital Industrial Trust       17,500
      1,000     Security Capital Pacific Trust...       22,500
        500     Shurgard Storage Centers, Inc....       13,875
        800     Simon DeBartolo Group, Inc.......       26,000
        500     Spieker Properties, Inc..........       19,374
        100     Starwood Hotels & Resorts........        4,831
        300     The Macerich Co..................        8,793
        500     TriNet Corporate Realty Trust, Inc.     17,000
        600     Vornado Realty Trust.............       23,812
                                                   -----------
                                                       538,912
                                                   -----------

                Real Estate - 5.98%

      1,000     Catellus Development Corp. *.....       17,689
         40     Reckson Service Industries *.....          132
        700     Security Capital Group, Inc. *...       18,638
                                                   -----------
                                                        36,459
                                                   -----------
                Total Common Stocks..............      575,371
                (Cost $582,279)                     -----------

                                                         Value
  Par Value                                             (Note 2)
  ---------                                             --------

U.S. GOVERNMENT OBLIGATION (A) - 18.04%

                U.S. Treasury Bill - 18.04%

$   110,000     4.65%, 07/02/98..................  $   109,986
                                                   -----------
                Total U.S. Government Obligation.      109,986
                (Cost $109,986)                    -----------

Shares
------

INVESTMENT COMPANY - 0.88%

      5,334     Vista U.S. Government
                Money Market.....................        5,334
                                                   -----------
                Total Investment Company.........        5,334
                (Cost $5,334)                      -----------

Total Investments - 113.30%......................      690,691
(Cost $697,599)                                    -----------

Net Other Assets and Liabilities - (13.30)%......      (81,102)
                                                   -----------
Net Assets - 100.00%.............................  $   609,589
                                                   ===========

---------------------------------------
*   Non-income producing security.
(A) Discount yield at time of purchase.

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

Asset Allocation
PORTFOLIO OF INVESTMENTS
June 30, 1998 (unaudited)

                                                         Value
     Shares                                             (Note 2)
     ------                                             --------
COMMON STOCKS - 46.43%

                Consumer Staples - 11.35%

      8,000     Becton, Dickinson & Co...........      $   621,000
     10,000     Bestfoods........................          580,625
     16,000     Coca-Cola Entrerprises, Inc......          628,000
      6,000     Elan Corp., ADR..................          385,875
      8,000     Forest Labs, Inc.................          286,000
     14,000     Genzyme Corp.....................          357,875
      8,000     Gillette Co......................          453,500
      9,000     Lilly (Eli) & Co.................          594,562
      6,000     Merck & Co. Inc..................          802,500
     14,000     PepsiCo, Inc.....................          576,625
      7,000     Pfizer, Inc......................          760,812
      5,000     Procter & Gamble Co..............          455,312
      9,000     Warner-Lambert Co................          624,375
                                                       -----------
                                                         7,127,061
                                                       -----------

                Finance - 8.23%

      5,000     American International Group, Inc.         730,000
      5,000     Associates First Capital Corp....          384,375
      3,000     BankBoston Corp..................          333,750
      4,000     Chase Manhattan Corp.............          302,000
     10,000     Fannie Mae.......................          607,500
     10,000     First Union Corp.................          582,500
      5,000     Hartford Financial Services Group, Inc.    571,875
     13,000     Norwest Corp.....................          485,875
      6,000     SunAmerica, Inc..................          344,625
     10,500     Washington Mutual, Inc...........          456,094
      1,000     Wells Fargo & Co.................          369,000
                                                       -----------
                                                         5,167,594
                                                       -----------

                Technology - 7.87%

      6,000     Automatic Data Processing, Inc...          437,250
      8,000     Boston Scientific Corp.*.........          573,000
     11,000     Cisco Systems, Inc.*.............        1,012,687
     13,000     Compaq Computer Corp.............          368,875
      9,000     EMC Corp.*.......................          403,312
      8,000     Hewlett-Packard Co...............          479,000
      9,000     Intel Corp.......................          667,125
      6,500     Motorola, Inc....................          341,656
      6,500     Xerox Corp.......................          660,563
                                                       -----------
                                                         4,943,468
                                                       -----------

                Capital Goods and Construction - 4.01%

     13,000     Boeing Co........................          579,313
      5,000     Dresser Industries, Inc..........          220,312
      6,000     General Electric Co..............          546,000
     12,000     Thermo Electron Corp.*...........          410,250
     14,000     US Filter Corp.*.................          392,875
      4,000     United Technologies Corp.........          370,000
                                                       -----------
                                                         2,518,750
                                                       -----------

                                                         Value
     Shares                                             (Note 2)
     ------                                             --------
                Consumer Cyclical - 3.77%

     12,000     Home Depot, Inc..................      $   996,750
      5,400     McDonald's Corp..................          372,600
     19,000     Sherwin-Williams, Co.............          629,375
      9,000     Walgreen Co......................          371,813
                                                       -----------
                                                         2,370,538
                                                       -----------

                Energy - 3.70%

      4,000     Baker Hughes, Inc................          138,250
      6,500     Enron Corp.......................          351,406
      6,000     Halliburton Co...................          267,375
      8,000     Mobil Corp.......................          613,000
      9,000     Noble Affiliates, Inc............          342,000
      9,000     Schlumberger, Ltd................          614,813
                                                       -----------
                                                         2,326,844
                                                       -----------

                Utilities - 2.75%

     13,000     Frontier Corp....................          409,500
     10,000     SBC Communications, Inc..........          400,000
     19,000     WorldCom, Inc.*..................          920,313
                                                       -----------
                                                         1,729,813
                                                       -----------

                Basic Materials - 2.64%

     12,000     Crown Cork & Seal, Inc...........          570,000
      7,000     Minnesota Mining &
                Manufacturing Co.................          575,313
     17,000     Sonoco Products Co...............          514,250
                                                       -----------
                                                         1,659,563
                                                       -----------

                Transportation - 2.11%

      5,000     AMR Corp.*.......................          416,250
      5,000     Burlington Northern Santa Fe Corp.         490,938
     14,000     Southwest Airlines Co............          414,750
                                                       -----------
                                                         1,321,938
                                                       -----------
                Total Common Stocks..............       29,165,569
                (Cost $21,411,170)                     -----------

CONVERTIBLE PREFERRED STOCK - 0.36%

      3,000     Loral Space and Communications, Ltd.
                Series C (B).....................          226,500
                                                         ---------
                Total Convertible Preferred Stock          226,500
                (Cost $162,775)                          ---------

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

Asset Allocation
PORTFOLIO OF INVESTMENTS (continued)
June 30, 1998 (unaudited)

                                                         Value
  Par Value                                             (Note 2)
  ---------                                             --------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 27.92%

                Federal Home Loan
                Mortgage Corporation - 13.83%

$ 8,459,000     5.85%, 07/01/98 (A)..............  $ 8,459,000
    227,119     7.00%, 01/01/27, Pool #D77482....      230,525
                                                   -----------
                                                     8,689,525
                                                   -----------

                U.S. Treasury Bonds - 7.95%

    300,000     7.25%, 05/15/16..................      351,297
    725,000     7.50%, 11/15/16..................      870,478
    100,000     7.88%, 02/15/21..................      126,844
    250,000     8.00%, 11/15/21..................      322,177
    450,000     7.25%, 08/15/22..................      538,767
    450,000     7.63%, 11/15/22..................      560,520
    400,000     7.13%, 02/15/23..................      473,112
  1,115,000     6.50%, 11/15/26..................    1,237,929
    465,000     6.38%, 08/15/27..................      511,426
                                                   -----------
                                                     4,992,550
                                                   -----------

                U.S. Treasury Notes - 3.38%

    400,000     5.63%, 04/30/00..................      400,820
    200,000     7.25%, 08/15/04..................      217,534
    250,000     7.88%, 11/15/04..................      280,813
    950,000     7.00%, 07/15/06..................    1,037,685
    175,000     6.50%, 10/15/06..................      185,785
                                                   -----------
                                                     2,122,637
                                                   -----------

                Government National
                Mortgage Association - 1.45%

     64,774     9.00%, 12/15/17, Pool #780201....       69,631
    286,396     6.50%, 05/15/24, Pool #780168....      286,932
    544,500     7.00%, 06/15/28, Pool #466842....      553,174
                                                   -----------
                                                       909,737
                                                   -----------

                Federal National
                Mortagage Association - 1.31%

    150,000     6.31%, 08/25/03, MTN.............      149,919
    232,708     6.00%, 04/01/11, Pool #338365....      230,381
    247,360     6.00%, 04/01/13, Pool #424327....      244,654
    100,000     8.18%, 04/15/24, MTN.............      101,756
     95,170     6.50%, 02/01/27, Pool #371680....       94,783
                                                   -----------
                                                       821,493
                                                   -----------
                Total U.S. Government and
                Agency Obligations...............   17,535,942
                (Cost $16,854,546)                 -----------

                                                         Value
  Par Value                                             (Note 2)
  ---------                                             --------

CORPORATE NOTES AND BONDS - 23.84%

                Finance - 7.90%

$   100,000     Aristar, Inc., Senior Note
                6.75%, 05/15/99..................     $   100,640
    500,000     Associates Corp. of North America
                Senior Note
                5.25%, 03/30/00..................         495,000
    100,000     Associates Corp. of North America, MTN
                6.13%, 11/12/99..................         100,136
    250,000     Associates Corp. of North America
                7.88%, 09/30/01..................         263,750
    100,000     Caterpillar Financial Services Corp.
                Series-E, MTN
                6.87%, 11/30/99..................         101,289
    250,000     Caterpillar Financial Services Corp.
                Series F, MTN
                6.74%, 04/05/00..................         253,438
    500,000     Caterpillar Financial Services
                Series F, MTN
                6.00%, 05/23/02..................         500,000
    200,000     Commercial Credit Co., Senior Note
                6.13%, 03/01/00..................         200,750
    250,000     Commercial Credit Co., Senior Note
                5.55%, 02/15/01..................         247,813
    250,000     Ford Motor Credit Co.
                7.75%, 10/01/99..................         255,130
    250,000     Ford Motor Credit Co.
                6.38%, 12/15/05..................         252,813
    250,000     General Electric Capital Corp.
                Series-A, MTN
                5.76%, 04/24/00..................         250,000
    450,000     General Motors Acceptance Corp.
                7.00%, 03/01/00..................         457,313
    150,000     Household Finance Co.
                7.63%, 06/15/99..................         152,162
    200,000     International Lease Finance Corp.
                6.20%, 05/01/00..................         201,250
    400,000     Norwest Financial, Inc., Senior Note
                7.75%, 08/15/01..................         420,500
    250,000     PACCAR Financial Corp.
                Series H, Senior MTN
                6.39%, 06/15/00..................         252,188
    100,000     PACCAR Financial Corp.
                Series H, Senior MTN
                5.86%, 03/15/01..................          99,625
    100,000     Pitney Bowes Credit Corp., Series C, MTN
                6.54%, 07/15/99..................         100,683
    250,000     Pitney Bowes Credit Corp., Note
                6.63%, 06/01/02..................         256,563
                                                      -----------
                                                        4,961,043
                                                      -----------

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

Asset Allocation
PORTFOLIO OF INVESTMENTS (continued)
June 30, 1998 (unaudited)

                                                           Value
  Par Value                                               (Note 2)
  ---------                                               --------
                Banking - 2.82%

$   100,000     Bank One Milwaukee, N.A., MTN
                6.35%, 03/19/01..................         $   101,000
    300,000     Chase Manhattan Corp., MTN
                5.50%, 02/15/01..................             297,000
    200,000     Citicorp, Senior MTN
                8.63%, 11/01/04..................             207,500
    250,000     First Union Corp., Senior Note
                6.60%, 06/15/00..................             253,125
    200,000     Mellon Financial Co., Senior Note
                7.63%, 11/15/99..................             204,624
    250,000     NationsBank Corp., Senior Note
                5.38%, 04/15/00..................             248,125
    100,000     NationsBank Corp., Senior Note
                7.00%, 05/15/03..................             104,125
    100,000     SunTrust Bank of Central Florida, MTN
                6.90%, 07/01/07..................             104,500
    250,000     Wachovia Bank NC, N.A.
                6.30%, 03/15/01..................             251,875
                                                          -----------
                                                            1,771,874
                                                          -----------

                Consumer Cyclical - 2.65%

    250,000     Disney (Walt) Co., MTN
                5.60%, 01/13/00..................             249,375
    500,000     Disney (Walt) Co.
                6.38%, 03/30/01..................             507,500
    135,000     Hershey Foods Corp.
                7.20%, 08/15/27..................             148,669
    250,000     McDonald's Corp., Senior MTN
                5.95%, 01/15/08..................             248,437
    500,000     Mead Corp., Senior Note
                6.60%, 03/01/02..................             508,750
                                                          -----------
                                                            1,662,731
                                                          -----------

                Utilities - 2.39%

    250,000     Potomac Electric Power Co.
                First Mortgage
                6.25%, 10/15/07..................             255,937
    250,000     National Rural Utilities, Collateral Trust
                6.20%, 02/01/08..................             250,625
    250,000     National Rural Utilities, Collateral Trust
                6.13%, 05/15/05..................             251,475
    500,000     South California Edison
                First Mortgage
                5.63%, 10/01/02..................             493,750
    250,000     Southern California Edison, Senior Note
                5.88%, 01/15/01..................             250,312
                                                          -----------
                                                            1,502,099
                                                          -----------

                Consumer Staples - 2.18%

    100,000     Abbott Laboratories, Senior Note
                6.00%, 03/15/08..................             100,650
    250,000     Lilly (Eli) & Co., Senior Note
                6.75%, 11/15/99..................             253,437

                                                           Value
  Par Value                                               (Note 2)
  ---------                                               --------
                Consumer Staples (continued)

$   250,000     Merck & Co., Senior Note
                6.40%, 03/01/28..................         $   256,790
    250,000     PepsiCo, Inc., MTN
                5.75%, 01/01/03..................             248,437
    250,000     PepsiCo, Inc., MTN
                5.75%, 01/15/08..................             243,125
    250,000     Sysco Corp.
                7.25%, 04/15/07..................             270,000
                                                          -----------
                                                            1,372,439
                                                          -----------

                Industrial - 1.60%

    280,000     Boeing Co.
                8.88%, 09/15/99..................             290,150
    100,000     International Business Machines Corp.
                6.22%, 08/01/27..................             102,750
    250,000     International Business Machines Corp.
                Senior Note
                6.38% 06/15/00...................             252,812
    100,000     Parker Hannifan Corp.
                7.30%, 05/15/11..................             108,750
    250,000     Sherwin-Williams, Senior Note
                 6.50%, 02/01/02.................             254,375
                                                          -----------
                                                            1,008,837
                                                          -----------

                Telecommunications - 1.01%

    325,000     GTE Corp., Debenture
                6.84%, 04/15/18..................             333,125
    300,000     Northern Telecom, Ltd.
                Yankee Note
                6.00%, 09/01/03..................             300,750
                                                          -----------
                                                              633,875
                                                          -----------

                Merchandising and Retail - 0.99%

    100,000     The May Department Stores Co.
                7.45%, 10/15/16..................             109,125
    250,000     Rite Aid Corp.
                6.70%, 12/15/01..................             255,312
    250,000     Wal-Mart Stores, Senior Note
                6.75%, 05/15/02..................             257,812
                                                          -----------
                                                              622,249
                                                          -----------

                Oil, Gas, and Petroleum - 0.89%

    200,000     Occidental Petroleum Corp., MTN
                6.75%, 09/16/99..................             201,750
    200,000     Phillips Petroleum Co., Debenture
                9.38%, 02/15/11..................             252,000
    100,000     Union Oil Co. of California, MTN
                Guaranteed: Unocal Corp.
                6.70%, 10/15/07..................             103,000
                                                          -----------
                                                              556,750
                                                          -----------

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

Asset Allocation
PORTFOLIO OF INVESTMENTS (continued)
June 30, 1998 (unaudited)

                                                                Value
  Par Value                                                    (Note 2)
  ---------                                                    --------
                Basic Materials - 0.57%

$   100,000     Crown Cork & Seal Finance Plc
                7.00%, 12/15/06..................              $   103,875
    250,000     Minnesota Mining & Manufacturing Co.
                Debenture
                6.38%, 02/15/28..................                  252,812
                                                               -----------
                                                                   356,687
                                                               -----------

                Aerospace - 0.34%

    200,000     Lockheed Martin Corp.
                Guaranteed: Lockheed Martin
                Tactical Systems, Inc.
                7.25%, 05/15/06..................                  212,750
                                                               -----------

                Transportation - 0.33%

    200,000     Burlington Northern Santa Fe Corp.,
                Debenture 6.88%, 02/15/16........                  205,750
                                                               -----------

                Technology - 0.17%

    100,000     Xerox Corp.
                7.20%, 04/01/16..................                  108,625
                                                               -----------
                Total Corporate Notes and Bonds..               14,975,709
                (Cost $15,066,196)                             -----------


                                                                Value
  Par Value                                                    (Note 2)
  ---------                                                    --------
ASSET-BACKED AND
MORTGAGE-BACKED SECURITIES - 1.36%

$   250,000     American Express Master Trust, ABS
                Class 1998-1
                5.90%, 04/15/04..................              $   250,235
    200,000     Chase Credit Card Master Trust, ABS
                Class 1998-3
                6.00%, 08/15/05..................                  201,000
    250,000     Discover Card Master Trust
                Class 1998-4, Series 1, ABS
                5.75%, 10/16/03..................                  248,906
     80,098     NationsBank Auto Owner Trust
                Class 1996-A
                6.38%, 07/15/00..................                   80,273
     74,995     Rural Housing Trust, CMO
                Class 1987-1, Class 1-D
                6.33%, 04/01/26..................                   75,229
                                                               -----------
                Total Asset-Backed and
                Mortgage-Backed Securities.......                  855,643
                (Cost $852,207)                                -----------

Total Investments - 99.91%.......................               62,759,363
(Cost $54,346,894)                                             -----------

Net Other Assets and Liabilities - 0.09%.........                   58,296
                                                               -----------
Net Assets - 100.00%.............................              $62,817,659
                                                               ===========

--------------------------------------------------------------------------------
*      Non-income producing security.
(A)    Discount yield at time of purchase.
(B) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 1998, this security amounted to $226,500 or 0.36% of net assets.
CMO    Collateralized Mortgaged Obligation
MTN    Medium Term Note

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

High Quality Bond Fund
PORTFOLIO OF INVESTMENTS
June 30, 1998 (unaudited)

                                                         Value
  Par Value                                             (Note 2)
  ---------                                             --------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 52.37%
                U.S. Treasury Bonds - 27.36%

$   200,000     6.25%, 08/31/02..................  $   205,198
    300,000     6.63%, 05/15/07..................      322,110
    150,000     13.25%, 05/15/14.................      241,312
    415,000     7.50%, 11/15/16..................      498,274
    325,000     7.88%, 02/15/21..................      412,243
    200,000     8.13%, 08/15/21..................      260,624
    400,000     8.00%, 11/15/21..................      515,484
    600,000     7.25%, 08/15/22..................      718,356
    250,000     7.13%, 02/15/23..................      295,695
    350,000     6.50%, 11/15/26..................      388,587
    950,000     6.38%, 08/15/27..................    1,044,848
                                                   -----------
                                                     4,902,731
                                                   -----------

                U.S. Treasury Notes - 8.99%

     50,000     5.88%, 10/31/98..................       50,079
    350,000     5.50%, 03/31/00..................      350,021
     70,000     5.63%, 04/30/00..................       70,143
    100,000     6.25%, 08/31/00..................      101,481
    150,000     5.50%, 02/28/03..................      149,864
    450,000     7.00%, 07/15/06..................      491,535
    375,000     6.50%, 10/15/06..................      398,111
                                                   -----------
                                                     1,611,234
                                                   -----------

                Federal National
                Mortgage Association - 6.12%

    500,000     7.55%, 06/10/04, Series SM-2004-F      508,880
    296,832     6.00%, 04/01/13, Pool #424327....      293,585
    292,489     6.50%, 03/01/13, Pool #406727....      294,133
                                                   -----------
                                                     1,096,598
                                                   -----------

                Federal Home Loan
                Mortgage Corporation - 3.69%

    211,000     5.85%, 07/01/98 (A)..............      211,000
    440,000     7.50%, 06/01/28..................      450,656
                                                   -----------
                                                       661,656
                                                   -----------

                Government National
                Mortgage Association - 3.41%

    400,000     7.00%, 07/20/22, Pool #008022....      409,376
    198,000     7.00%, 06/15/28, Pool #466842....      201,154
                                                   -----------
                                                       610,530
                                                   -----------

                                                         Value
  Par Value                                             (Note 2)
  ---------                                             --------

                Other Government Agency Bonds - 2.80%

$   200,000     State of Israel, Series 7-A
                Guaranteed: U.S. Government
                5.45%, 02/15/01..................  $   199,250
    300,000     Tennessee Valley Authority Power
                Board 6.13%, 07/15/03............      302,625
                                                   -----------
                                                       501,875
                                                   -----------
                Total U.S. Government and
                Agency Obligations...............    9,384,624
                (Cost $8,980,144)                  -----------

CORPORATE NOTES AND BONDS - 38.96%

                Finance - 16.13%

    250,000     Associates Corp. of North America
                Senior Note
                6.00%, 03/15/00..................      250,625
    250,000     Associates Corp. of North America
                Senior Note
                5.60%, 01/15/01..................      248,125
    300,000     Associates Corp. of North America
                Senior Note
                6.50%, 07/15/02..................      304,875
    500,000     Bank One Milwaukee
                National Association, MTN
                6.35%, 03/19/01..................      505,000
    500,000     Ford Motor Credit Co., Senior Note
                6.50%, 02/28/02..................      508,750
    150,000     General Electric Capital Corp., MTN
                5.89%, 05/15/00..................      150,252
    400,000     Keycorp Institutional Capital Corp.
                Coupon Adusted
                Pass-Through, Series A
                6.63%, 06/01/99 (B)..............      402,480
    200,000     Pitney Bowes Credit Corp.
                Series C, MTN
                6.54%, 07/15/99..................      201,366
    200,000     Private Export Funding Corp.
                6.49%, 07/15/07..................      211,250
    100,000     SunTrust Bank Atlanta
                Subordinated Note, MTN
                7.25%, 09/15/06..................      107,000
                                                   -----------
                                                     2,889,723
                                                   -----------

                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

High Quality Bond Fund
PORTFOLIO OF INVESTMENTS (continued)
June 30, 1998 (unaudited)

                                                         Value
  Par Value                                             (Note 2)
  ---------                                             --------

                Consumer Staples - 13.64%

$   400,000     Abbott Laboratories, Debenture
                6.00%, 03/15/08..................  $   402,600
    400,000     Coca-Cola Enterprises, Inc.
                7.00%, 11/15/99..................      406,000
    300,000     Heinz (H.J.) Co.,
                Euro-Dollar Debenture
                5.75%, 02/03/03..................      295,980
    440,000     Hershey Foods Corp., Debenture
                7.20%, 08/15/27..................      484,550
    200,000     McDonald's Corp., Senior MTN
                5.95%, 01/15/08..................      198,750
    260,000     Merck & Co., Debenture
                6.40%, 03/01/28..................      267,062
    400,000     PepsiCo, Inc., MTN
                5.75%, 01/15/08..................      389,000
                                                   -----------
                                                     2,443,942
                                                   -----------

                Utilities - 6.51%

    400,000     GTE Florida, Inc., Debenture, Series A
                6.31%, 12/15/02..................      403,000
    500,000     National Rural Utilities
                Collateral Trust
                6.38%, 10/15/04..................      510,000
    100,000     National Rural Utilities
                Collateral Trust
                6.20%, 02/01/08..................      100,250
    150,000     Potomac Electric Power Co.
                First Mortgage
                6.25%, 10/15/07..................      153,563
                                                   -----------
                                                     1,166,813
                                                   -----------

                Technology - 1.55%

    175,000     International Business
                Machines Corp., MTN
                5.95%, 06/02/03..................      175,875
    100,000     International Business
                Machines Corp. Debenture
                6.22%, 08/01/27..................      102,750
                                                   -----------
                                                       278,625
                                                   -----------

                Basic Materials - 1.13%

    200,000     Minnesota Mining &
                Manufacturing Co., Debenture
                6.38%, 02/15/28..................      202,250
                                                   -----------

                Total Corporate Notes and Bonds..    6,981,353
                (Cost $6,876,196)                  -----------

                                                         Value
  Par Value                                             (Note 2)
  ---------                                             --------

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 7.59%

$   250,000     American Express Master Trust
                Class 1998-1, Series A
                5.90%, 04/15/04..................  $   250,235
    250,000     Citibank Credit Card Master Trust
                Class 1998-6, Series 1
                5.85%, 04/10/03..................      249,922
    150,000     Discover Card Master Trust
                Class 1998-4, Series 1
                5.75%, 10/16/03..................      149,344
    334,008     Prudential Home Mortgage Securities
                Class 1996-97, Series A-1, CMO
                6.75%, 06/25/11..................      334,634
    374,975     Rural Housing Trust
                Class 1987-1, Series 1-D, CMO
                6.33%, 04/01/26..................      376,144
                                                   -----------
                Total Asset-Backed and
                Mortgage-Backed Securities.......    1,360,279
                (Cost $1,353,918)                  -----------

Total Investments - 98.92%.......................   17,726,256
(Cost $17,210,258)                                 -----------

Net Other Assets and Liabilities - 1.08%.........      194,017
                                                   -----------
Net Assets - 100.00%.............................  $17,920,273
                                                   ===========

--------------------------------------------------------------------------------
(A)    Discount yield at time of purchase.
(B) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This secruity may be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 1998, this security amounted to $402,480 or 2.25% or net assets.
CMO    Collateralized Mortgage Obligation
MTN    Medium Term Note


                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

Columbia High Yield Fund II
PORTFOLIO OF INVESTMENTS
June 30, 1998 (unaudited)

                                                         Value
  Par Value                                             (Note 2)
  ---------                                             --------

CORPORATE NOTES AND BONDS - 96.41%

                Communication - 28.09%

$    35,000     Adelphia Communications
                Senior Note
                10.50%, 07/15/04.................  $    38,325
     15,000     Century Communications
                Senior Note
                8.64%, 03/15/03 (C)..............       10,200
     35,000     Comcast Corp.
                Senior Subordinated Debenture
                9.50%, 01/15/08..................       37,450
     25,000     Jacor Communications Co.
                8.75%, 06/15/07..................       26,063
     25,000     Jones Intercable, Inc., Senior Note
                8.87%, 04/01/07..................       26,688
     50,000     Lenfest Communications, Senior Note
                8.37%, 11/01/05..................       53,250
     35,000     Level 3 Communications, Inc.
                Senior Note
                9.13%, 05/01/08 (B)..............       34,125
     50,000     Nextlink Communications
                Senior Discount Note
                9.45%, (0% until 2003) 04/15/08..       30,750
     25,000     Unisys Corp., Senior Note
                7.88%, 04/01/08..................       25,094
     25,000     Viacom, Inc.,
                Subordinated Debenture
                8.00%, 07/07/06..................       25,812
                                                   -----------
                                                       307,757
                                                   -----------

                Capital Goods - 24.60%

     15,000     Aviation Sales,
                Senior Subordinated Note
                8.12%, 02/15/08 (B)..............       14,700
     40,000     Federal-Mogul Corp.
                7.75%, 07/01/06..................       40,550
     35,000     Hayes Wheels International, Inc.
                9.12%, 07/15/07..................       36,662
     40,000     Rental Services Corp.
                Senior Subordinated Note
                9.00%, 05/15/08..................       40,000
     35,000     Silgan Holdings, Inc.
                Senior Subordinated Debenture
                9.00%, 06/01/09..................       36,444
     10,000     Titan Wheel International, Inc.
                Senior Subordinated Notes
                8.75%, 04/01/07..................       10,350
     15,000     United Stationers Supply
                Senior Subordinated Note
                8.38%, 04/15/08 (B)..............       15,037
     50,000     Westpoint Stevens, Inc. Senior Note
                7.87%, 06/15/05 (B)..............       50,125
     25,000     Wyman-Gordon Co., Senior Note
                8.00%, 12/15/07..................       25,625
                                                   -----------
                                                       269,493
                                                   -----------


                                                         Value
  Par Value                                             (Note 2)
  ---------                                             --------


                Health Care - 12.20%

$    10,000     Conmed Corp.
                9.00%, 03/15/08..................  $    10,000
     35,000     Healthsouth Corp.,
                Senior Subordinated Note
                9.50%, 04/01/01..................       36,837
     25,000     Quorum Health Group, Inc.
                Senior Subordinated Note
                8.75%, 11/01/05..................       25,844
     10,000     Tenet Healthcare Corp., Senior Note
                8.63%, 12/01/03..................       10,563
     50,000     Tenet Healthcare Corp.
                Senior Subordinated Note
                8.12%, 12/01/08 (B)..............       50,375
                                                   -----------
                                                       133,619
                                                   -----------

                Consumer Cyclical - 10.56%

     40,000     Hollinger International Publishing
                8.63%, 03/15/05..................       41,800
     25,000     Lamar Advertising Co.
                9.38%, 10/15/06..................       26,812
     25,000     Outdoor Systems, Inc.
                9.38%, 10/15/06..................       26,500
     10,000     Specialty Retailers, Inc.
                8.50%, 07/15/05..................       10,325
     10,000     Zale Corp., Senior Note
                8.50%, 10/01/07..................       10,250
                                                   -----------
                                                       115,687
                                                   -----------

                Utilities - 9.62%

     15,000     CMS Energy Corp.
                Coupon Pass-Through Certificates
                7.00%, 01/15/05..................       14,681
     40,000     Flag, Ltd., Senior Note
                8.25%, 01/30/08 (B)..............       40,450
     50,000     Niagara Mohawk Power, Senior Note
                7.25%, 10/01/02..................       50,250
                                                   -----------
                                                       105,381
                                                   -----------

                Consumer Staples - 7.06%

     25,000     Cinemark USA, Inc.
                Senior Subordinated Note
                9.63%, 08/01/08..................       25,813
     50,000     Purina Mills, Inc., Senior Subordinated Note
                9.00%, 03/15/10 (B)..............       51,500
                                                   -----------
                                                        77,313
                                                   -----------

                Transportation - 2.36%

     25,000     Teekay Shipping Corp., Yankee Note
                8.32%, 02/01/08..................       25,875
                                                   -----------


                       See Notes to Financial Statements.

THE GALAXY
VIP FUND

Columbia High Yield Fund II
PORTFOLIO OF INVESTMENTS (continued)
June 30, 1998 (unaudited)

                                                         Value
  Par Value                                             (Note 2)
  ---------                                             --------

                Technology - 0.99%

$    10,000     Tracor, Inc., Senior Subordinated Note
                8.50%, 03/01/07..................       $    10,900
                                                        -----------

                Basic Materials - 0.93%

     10,000     Webb (Del E.)
                Senior Subordinated Debenture
                9.00%, 02/15/06..................            10,150
                                                        -----------
                Total Corporate Notes and Bonds..         1,056,175
                (Cost $1,051,000)                       -----------

U.S. GOVERNMENT OBLIGATION (A) - 1.83%

                U.S. Treasury Bill

     20,000     4.65%, 07/02/98..................            19,998
                                                        -----------
                Total U.S. Government Obligation.            19,998
                (Cost $19,998)                          -----------

     Shares
     ------
INVESTMENT COMPANY - 0.30%

      3,350     Vista U.S. Government Money Market            3,350
                                                        -----------
                Total Investment Company.........             3,350
                (Cost $3,350)                           -----------

Total Investments - 98.54%.......................         1,079,523
(Cost $1,074,348)                                       -----------

Net Other Assets and Liabilities - 1.46%.........            16,000
                                                        -----------
Net Assets - 100.00%.............................       $ 1,095,523
                                                        ===========

--------------------------------------------------------------------------------
(A)    Discount yield at time of purchase.
(B) Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. At June 30, 1998, these securities amounted to $287,062 or 26.26% of net assets.
(C) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.


                       See Notes to Financial Statements.

                       This page left blank intentionally.

THE GALAXY
VIP FUND

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 1998 (unaudited)

                                                    Money Market             Equity          Growth and Income       Small Company
                                                        Fund                  Fund                 Fund               Growth Fund
                                                 -----------------     -----------------     -----------------     ----------------
ASSETS:

   Investments (Note 2):
     Investments at cost....................     $      16,422,573     $      52,261,304     $       4,087,671     $        661,003
     Net unrealized appreciation (depreciation)                 --            32,337,484               (23,163)             (18,784)
                                                 -----------------     -----------------     -----------------     ----------------
       Total investments at value...........            16,422,573            84,598,788             4,064,508              642,219
   Cash.....................................                   373                   846                    --                1,266
   Receivable for investments sold..........                    --               286,430                    --                8,013
   Receivable for shares sold...............                    --                51,244                    --                  606
   Interest and dividend receivables........                20,566                45,780                 3,900                   14
   Receivable from Investment Advisor (Note 4)                  --                    --                 7,879                9,722
                                                 -----------------     -----------------     -----------------     ----------------
     Total Assets...........................            16,443,512            84,983,088             4,076,287              661,840
                                                 -----------------     -----------------     -----------------     ----------------

LIABILITIES:

   Payable for investments purchased........                    --               847,403               216,930               10,382
   Payable to custodian.....................                    --                    --                 2,361                   --
   Payable for shares repurchased...........                 6,087                 1,147                    --                   --
   Advisory fee payable (Notes 3 & 4).......                 1,975                50,665                 1,944                  333
   Payable to Administrator (Notes 3 & 4)...                   372                11,957                 8,262                7,020
   Trustees' fees and expenses payable (Note 3)                324                 1,168                    --                   --
   Accrued expenses and other payables......                32,285                70,794                 7,274                5,736
                                                 -----------------     -----------------     -----------------     ----------------
     Total Liabilities......................                41,043               983,134               236,771               23,471
                                                 -----------------     -----------------     -----------------     ----------------
NET ASSETS..................................     $      16,402,469     $      83,999,954     $       3,839,516     $        638,369
                                                 =================     =================     =================     ================

NET ASSETS consist of:
   Par value (Note 5).......................     $          16,402     $           3,860     $             384     $             68
   Paid-in capital in excess of par value...            16,385,886            50,400,088             3,846,108              665,512
   Undistributed (overdistributed) net
     investment income......................                   284                44,008                   890                 (302)
   Accumulated net realized gain (loss)
     on investments sold....................                  (103)            1,214,514                15,297               (8,125)
   Net unrealized appreciation (depreciation)
     of investments.........................                    --            32,337,484               (23,163)             (18,784)
                                                 -----------------     -----------------     -----------------     ----------------
TOTAL NET ASSETS............................     $      16,402,469     $      83,999,954     $       3,839,516     $        638,369
                                                 =================     =================     =================     ================

Shares of beneficial interest outstanding...            16,402,288             3,860,437               383,510               68,049

NET ASSET VALUE:
   offering and redemption price per
   share (Net Assets / Shares
   Outstanding).............................     $            1.00     $           21.76     $           10.01     $           9.38
                                                 =================     =================     =================     ================

                        See Notes to Financial Statements

    Columbia Real Estate    Asset Allocation        High Quality          Columbia High
       Equity Fund II             Fund                Bond Fund           Yield Fund II
     -----------------     -----------------     -----------------     -----------------
     $         697,599     $      54,346,894     $      17,210,258     $       1,074,348
                (6,908)            8,412,469               515,998                 5,175
     -----------------     -----------------     -----------------     -----------------
               690,691            62,759,363            17,726,256             1,079,523
                    --                    --                 2,783                    --
                    --             1,089,856               606,780                    --
                    --                42,919                13,797                 7,377
                 2,892               392,560               267,418                20,167
                 9,290                    --                    --                 8,559
     -----------------     -----------------     -----------------     -----------------
               702,873            64,284,698            18,617,034             1,115,626
     -----------------     -----------------     -----------------     -----------------



                73,625               371,820               618,843                    --
                    --               998,654                    --                   460
                    --                 1,477                52,144                    --
                   354                37,526                 2,150                   475
                 8,649                12,612                 1,239                 9,264
                     1                   689                   257                     2
                10,655                44,261                22,128                 9,902
     -----------------     -----------------     -----------------     -----------------
                93,284             1,467,039               696,761                20,103
     -----------------     -----------------     -----------------     -----------------
     $         609,589     $      62,817,659     $      17,920,273     $       1,095,523
     =================     =================     =================     =================


     $              62     $           4,026     $           1,715     $             108
               614,582            53,435,768            17,586,564             1,089,220

                 2,951                79,303                 5,003                     4

                (1,098)              886,093              (189,007)                1,016

                (6,908)            8,412,469               515,998                 5,175
     -----------------     -----------------     -----------------     -----------------
     $         609,589     $      62,817,659     $      17,920,273     $       1,095,523
     =================     =================     =================     =================

                61,740             4,026,189             1,715,130               108,035




     $            9.87     $           15.60     $           10.45     $           10.14
     =================     =================     =================     =================

THE GALAXY
VIP FUND

STATEMENTS OF OPERATIONS
For the Period Ended June 30, 1998
(unaudited)

                                                    Money Market             Equity          Growth and Income       Small Company
                                                        Fund                  Fund                Fund(1)           Growth Fund(2)
                                                 -----------------     -----------------     -----------------     -----------------
INVESTMENT INCOME:
   Interest  (Note 2) .........................  $         433,993     $         513,378     $           9,815     $          1,619
   Dividends (Note 2) .........................                 --               371,133                 6,632                  132
                                                 -----------------     -----------------     -----------------     -----------------
     Total investment income ..................            433,993               884,511                16,447                1,751
                                                 -----------------     -----------------     -----------------     -----------------

EXPENSES:
   Investment advisory fees (Note 3) ..........             30,948               290,300                 3,927                  650
   Administration fees (Note 3) ...............              6,577                32,901                   445                   74
   Custody fees ...............................              9,839                 6,951                 3,185                2,232
   Fund accounting fees (Note 3) ..............             12,730                18,541                 7,774                5,501
   Legal fees .................................              7,031                30,982                 2,073                1,296
   Audit fees .................................              6,363                 5,959                 3,457                2,469
   Trustees' fees (Note 3) ....................                173                   763                    51                   32
   Amortization of organization costs (Note 2)                 293                   133                    --                   --
   Reports to shareholders ....................              4,982                22,448                 1,819                1,137
   Miscellaneous ..............................                233                   925                    84                   52
                                                 -----------------     -----------------     -----------------     -----------------
     Total expenses before reimbursement/waiver             79,169               409,903                22,815               13,443
     Less: reimbursement/waiver (Note 4) ......            (34,120)                   --               (14,960)             (12,056)
                                                 -----------------     -----------------     -----------------     -----------------
     Total expenses net of reimbursement/waiver             45,049               409,903                 7,855                1,387
                                                 -----------------     -----------------     -----------------     -----------------
NET INVESTMENT INCOME .........................            388,944               474,608                 8,592                  364
                                                 -----------------     -----------------     -----------------     -----------------


NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS (Note 2):
   Net realized gain (loss) on investments sold                 --             1,425,081                15,297               (8,125)
   Net change in unrealized
   appreciation (depreciation) of investments                   --             6,196,364               (23,163)             (18,784)
                                                 -----------------     -----------------     -----------------     -----------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS ....................                 --             7,621,445                (7,866)             (26,909)
                                                 -----------------     -----------------     -----------------     -----------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS .....................  $         388,944     $       8,096,053     $             726     $        (26,545)
                                                 =================     =================     =================     =================

------------------------------------------------------
(1) The Fund commenced operations on March 4, 1998.
(2) The Fund commenced operations on April 17, 1998.
(3) The Fund commenced operations on March 3, 1998.

                        See Notes to Financial Statements

    Columbia Real Estate    Asset Allocation        High Quality          Columbia High
      Equity Fund II(3)           Fund                Bond Fund         Yield Fund II(3)
     -----------------     -----------------     -----------------     -----------------

     $             778     $         899,247     $         495,348     $          13,377
                 6,370               141,719                    --                   498
     -----------------     -----------------     -----------------     -----------------
                 7,148             1,040,966               495,348                13,875
     -----------------     -----------------     -----------------     -----------------


                   899               199,517                43,370                 1,166
                   102                22,612                 6,705                   165
                 3,414                10,188                 7,568                 3,385
                 8,573                17,724                14,918                 8,500
                 1,748                18,424                 6,328                 1,733
                 3,885                 5,959                 7,016                 3,852
                    44                   453                   156                    43
                    --                   329                   186                    --
                 1,533                13,719                 4,636                 1,520
                    69                   580                   209                    69
     -----------------     -----------------     -----------------     -----------------
                20,267               289,505                91,092                20,433
               (18,229)                   --               (46,316)              (17,324)
     -----------------     -----------------     -----------------     -----------------
                 2,038               289,505                44,776                 3,109
     -----------------     -----------------     -----------------     -----------------
                 5,110               751,461               450,572                10,766
     -----------------     -----------------     -----------------     -----------------




                (1,098)              897,230                68,386                 1,016

                (6,908)            2,861,887               146,273                 5,175
     -----------------     -----------------     -----------------     -----------------


                (8,006)            3,759,117               214,659                 6,191
     -----------------     -----------------     -----------------     -----------------


     $          (2,896)    $       4,510,578     $         665,231     $          16,957
     =================     =================     =================     =================

THE GALAXY
VIP FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                               Money Market Fund                           Equity Fund
                                                     -----------------------------------       -----------------------------------
                                                     Six months ended       Year ended         Six months ended      Year ended
                                                       June 30, 1998       December 31,         June 30, 1998,      December 31,
                                                        (unaudited)            1997               (unaudited)           1997
                                                     ----------------    ---------------       ---------------    ----------------
NET ASSETS at beginning of period .................  $     15,329,905    $    16,295,291       $    69,862,961     $    46,241,851
                                                     ----------------    ---------------       ---------------    ----------------

Increase (decrease) in Net Assets resulting
from operations:
   Net investment income ..........................           388,944            753,999               474,608             704,278
   Net realized gain (loss) on investments sold ...                --                  5             1,425,081              95,675
   Net change in unrealized appreciation
      (depreciation) of investments ...............                --                 --             6,196,364          12,942,969
                                                     ----------------    ---------------       ---------------    ----------------
      Net increase (decrease) in net assets
         resulting from operations ................           388,944            754,004             8,096,053          13,742,922
                                                     ----------------    ---------------       ---------------    ----------------

Dividends to shareholders from:
   Net investment income ..........................          (388,944)          (753,999)             (446,960)           (687,918)
   Net realized gain on investments ...............                --                 --                    --                  --
                                                     ----------------    ---------------       ---------------    ----------------
      Total Dividends .............................          (388,944)          (753,999)             (446,960)           (687,918)
                                                     ----------------    ---------------       ---------------    ----------------

Share Transactions:
   Net proceeds from sale of shares ...............         5,778,102          7,556,021             7,861,588          13,908,741
   Issued to shareholders in reinvestment of
     dividends ....................................           388,944            753,997               445,253             687,918
   Costs of shares repurchased ....................        (5,094,482)        (9,275,409)           (1,818,941)         (4,030,553)
                                                     ----------------    ---------------       ---------------    ----------------
      Net increase (decrease) from share
         transactions                                       1,072,564           (965,391)            6,487,900          10,566,106
                                                     ----------------    ---------------       ---------------    ----------------
      Net increase (decrease) in net assets .......         1,072,564           (965,386)           14,136,993          23,621,110
                                                     ----------------    ---------------       ---------------    ----------------

NET ASSETS at end of period (including line A) ....  $     16,402,469    $    15,329,905       $    83,999,954     $    69,862,961
                                                     ================    ===============       ===============    ================

(A) Undistributed (overdistributed) net
      investment income ...........................  $            284    $           284       $        44,008     $        16,360
                                                     ================    ===============       ===============    ================


OTHER INFORMATION:
Share Transactions:
   Sold ...........................................         5,778,102          7,556,021               374,612             765,837
   Issued to shareholders in reinvestment of
     dividends ....................................           388,944            753,997                21,101              37,145
   Repurchased ....................................        (5,094,482)        (9,275,409)              (85,727)           (221,254)
                                                     ----------------    ---------------       ---------------    ----------------
      Net increase (decrease) in shares outstanding         1,072,564           (965,391)              309,986             581,728
                                                     ================    ===============       ===============    ================

-----------------------------------------------------
(1) The Fund commenced operations on March 4, 1998.
(2) The Fund commenced operations on April 17, 1998.
(3) The Fund commenced 0perations on March 3, 1998.
(a) Amount represents initial seed money.

                        See Notes to Financial Statements

       Growth and Income       Small Company     Columbia Real Estate             Asset Allocation
            Fund(1)           Growth Fund(2)       Equity Fund II(3)                    Fund
    ---------------------     --------------     --------------------    -----------------------------------
         Period ended          Period ended          Period ended        Six months ended      Year ended
         June 30, 1998         June 30, 1998         June 30, 1998         June 30, 1998      December 31,
          (unaudited)           (unaudited)           (unaudited)           (unaudited)           1997
       ---------------       ---------------       ---------------       ---------------     ---------------
       $            10(a)    $            10(a)    $       250,000(a)    $    42,535,206     $    24,114,119
       ---------------       ---------------       ---------------       ---------------     ---------------



                 8,592                   364                 5,110               751,461             912,010
                15,297                (8,125)               (1,098)              897,230           2,548,910

               (23,163)              (18,784)               (6,908)            2,861,887           1,884,101
       ---------------       ---------------       ---------------       ---------------     ---------------

                   726               (26,545)               (2,896)            4,510,578           5,345,021
       ---------------       ---------------       ---------------       ---------------     ---------------


                (7,702)                 (666)               (2,159)             (686,626)           (897,607)
                    --                    --                    --              (286,189)         (2,452,737)
       ---------------       ---------------       ---------------       ---------------     ---------------
                (7,702)                 (666)               (2,159)             (972,815)         (3,350,344)
       ---------------       ---------------       ---------------       ---------------     ---------------


             3,838,881               665,340               381,854            17,075,033          15,999,740
                 7,702                   666                 2,159               972,815           3,350,344
                  (101)                 (436)              (19,369)           (1,303,158)         (2,923,674)
       ---------------       ---------------       ---------------       ---------------     ---------------
             3,846,482               665,570               364,644            16,744,690          16,426,410
       ---------------       ---------------       ---------------       ---------------     ---------------
             3,839,506               638,359               359,589            20,282,453          18,421,087
       ---------------       ---------------       ---------------       ---------------     ---------------

       $     3,839,516       $       638,369       $       609,589       $    62,817,659     $    42,535,206
       ===============       ===============       ===============       ===============     ===============


       $           890       $          (302)      $         2,951       $        79,303     $        14,468
       ===============       ===============       ===============       ===============     ===============




               382,743                68,022                38,496             1,122,360           1,090,906
                   776                    73                   226                63,491             232,254
                   (10)                  (47)               (1,982)              (84,966)           (201,877)
       ---------------       ---------------       ---------------       ---------------     ---------------
               383,509                68,048                36,740             1,100,885           1,121,283
       ===============       ===============       ===============       ===============     ===============

THE GALAXY
VIP FUND

STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                                              High Quality                     Columbia High
                                                                                Bond Fund                    Yield Fund II(1)
                                                                  -----------------------------------       ------------------
                                                                  Six months ended       Year ended            Period ended
                                                                    June 30, 1998       December 31,           June 30, 1998
                                                                     (unaudited)            1997                (unaudited)
                                                                  ----------------    ---------------       ------------------
NET ASSETS at beginning of period.............................    $     14,457,126    $    11,814,065       $          250,000(a)
                                                                  ----------------    ---------------       ------------------

Increase in Net Assets resulting from operations:
     Net investment income....................................             450,572            698,478                   10,766
     Net realized gain on investments sold....................              68,386            115,244                    1,016
     Net change in unrealized appreciation of investments.....             146,273            271,208                    5,175
                                                                  ----------------    ---------------       ------------------
         Net increase in net assets
              resulting from operations.......................             665,231          1,084,930                   16,957
                                                                  ----------------    ---------------       ------------------

Dividends to shareholders from:
     Net investment income....................................            (450,503)          (698,466)                 (10,762)
     In excess of net investment income.......................                  --                 --                       --
     Net realized gain on investments.........................                  --                 --                       --
                                                                  ----------------    ---------------       ------------------
         Total Dividends......................................            (450,503)          (698,466)                 (10,762)
                                                                  ----------------    ---------------       ------------------

Share Transactions:
     Net proceeds from sale of shares.........................           3,374,127          3,442,357                  860,362
     Issued to shareholders in reinvestment of dividends......             450,467            698,466                   10,762
     Costs of shares repurchased..............................            (576,175)        (1,884,226)                 (31,796)
                                                                  ----------------    ---------------       ------------------
         Net increase from share transactions.................           3,248,419          2,256,597                  839,328
                                                                  ----------------    ---------------       ------------------
         Net increase in net assets...........................           3,463,147          2,643,061                  845,523
                                                                  ----------------    ---------------       ------------------

NET ASSETS at end of period (including line A)................    $     17,920,273    $    14,457,126       $        1,095,523
                                                                  ================    ===============       ==================

(A) Undistributed net investment income.......................    $          5,003    $         4,934       $                4
                                                                  ================    ===============       ==================


OTHER INFORMATION:
Share Transactions:
     Sold.....................................................             325,676            338,747                   85,109
     Issued to shareholders in reinvestment of dividends......              43,465             69,508                    1,063
     Repurchased..............................................             (55,702)          (188,923)                  (3,137)
                                                                  ----------------    ---------------       ------------------
         Net increase in shares outstanding...................             313,439            219,332                   83,035
                                                                  ================    ===============       ==================

---------------------------------------------------
(1) The Fund commenced operations on March 3, 1998.
(a) Amount represents initial seed money.

                        See Notes to Financial Statements

THE GALAXY
VIP FUND

Money Market Fund
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period

                                              Six months
                                                ended                               Years ended December 31,
                                            June 30, 1998     ----------------------------------------------------------------
                                             (unaudited)         1997         1996         1995          1994         1993(1)
                                            -------------     ----------   ----------   ----------    ----------   -----------
Net Asset Value, Beginning of Period        $        1.00     $     1.00   $     1.00   $     1.00    $     1.00   $      1.00
                                            -------------     ----------   ----------   ----------    ----------   -----------
Income from Investment Operations:
   Net investment income (A) ............            0.03           0.05         0.05         0.05          0.04          0.03
   Net realized and unrealized
     gain (loss) on investments .........              --             --           --           --            --            --
                                            -------------     ----------   ----------   ----------    ----------   -----------
     Total from Investment Operations ...            0.03           0.05         0.05         0.05          0.04          0.03
                                            -------------     ----------   ----------   ----------    ----------   -----------

Less Dividends:
   Dividends from net investment income..           (0.03)         (0.05)       (0.05)       (0.05)        (0.04)        (0.03)
   Dividends from net realized capital
     gains ..............................              --             --           --           --           --             --
                                            -------------     ----------   ----------   ----------    ----------   -----------
     Total Dividends ....................           (0.03)         (0.05)       (0.05)       (0.05)        (0.04)        (0.03)
                                            -------------     ----------   ----------   ----------    ----------   -----------

Net increase (decrease) in net asset value             --             --           --           --           --             --
                                            -------------     ----------   ----------   ----------    ----------   -----------
Net Asset Value, End of Period ..........   $        1.00     $     1.00   $     1.00   $     1.00    $     1.00   $      1.00
                                            =============     ==========   ==========   ==========    ==========   ===========


Total Return ............................            2.60%**        4.99%        4.91%        5.38%         3.89%         2.74%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .......   $      16,402     $   15,330   $   16,295   $   17,925    $   13,276   $    10,864
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver ...............            5.03%*         4.88%        4.80%        5.25%         3.85%         3.00%*
   Operating expenses including
     reimbursement/waiver ...............            0.58%*         0.67%        0.60%        0.63%         0.42%         0.13%*
   Operating expenses excluding
     reimbursement/waiver ...............            1.02%*         1.12%        1.02%        1.11%         1.21%         2.00%*

--------------------------------------------------------------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on February 2, 1993.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 1998 (unaudited), the years ended December 31, 1997, 1996, 1995 and 1994 and for the period ended December 31, 1993 was $0.02, $0.05, $0.05, $0.05, $0.03 and $0.01, respectively.

                        See Notes to Financial Statements

THE GALAXY
VIP FUND

Equity Fund
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period

                                              Six months
                                                ended                               Years ended December 31,
                                            June 30, 1998     ----------------------------------------------------------------
                                             (unaudited)         1997         1996         1995          1994         1993(1)
                                            -------------     ----------   ----------   ----------    ----------   -----------
Net Asset Value, Beginning of Period ....   $       19.68     $    15.58   $    12.99   $    10.40    $    10.25   $     10.00
                                            -------------     ----------   ----------   ----------    ----------   -----------
Income from Investment Operations:
   Net investment income (A) ............            0.13           0.21         0.19         0.18          0.20          0.16
   Net realized and unrealized
     gain on investments ................            2.07           4.10         2.59         2.59          0.15          0.25
                                            -------------     ----------   ----------   ----------    ----------   -----------
     Total from Investment Operations ...            2.20           4.31         2.78         2.77          0.35          0.41
                                            -------------     ----------   ----------   ----------    ----------   -----------

Less Dividends:
   Dividends from net investment income             (0.12)         (0.21)       (0.19)       (0.18)        (0.20)        (0.16)
   Dividends from net realized capital gains           --             --           --           --            --            --
                                            -------------     ----------   ----------   ----------    ----------   -----------
     Total Dividends ....................        (0.12)            (0.21)       (0.19)       (0.18)        (0.20)        (0.16)
                                            -------------     ----------   ----------   ----------    ----------   -----------

Net increase in net asset value .........            2.08           4.10         2.59         2.59          0.15          0.25
                                            -------------      ----------   ----------   ----------    ---------     ---------
Net Asset Value, End of Period ..........   $       21.76     $    19.68   $    15.58   $    12.99    $    10.40   $     10.25
                                            =============     ==========   ==========   ==========    ==========   ===========


Total Return ............................           11.19%**       27.74%       21.49%       26.76%         3.47%         4.15%**


Ratios/Supplemental Data:
Net Assets, End of Period (000's) .......   $      84,000     $   69,863   $   46,242   $   30,826    $   19,391   $    12,909
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver ...............            1.23%*         1.20%        1.34%        1.55%         2.06%         2.23%*
   Operating expenses including
     reimbursement/waiver ...............            1.06%*         1.08%        1.10%        1.21%         0.71%         0.20%*
   Operating expenses excluding
     reimbursement/waiver ...............            1.06%*         1.08%        1.10%        1.24%         1.42%         2.60%*
Portfolio Turnover Rate .................               5%**           1%           8%           3%            2%            5%**

--------------------------------------------------------------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on January 11, 1993.
(A) Net investment income (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 1998 (unaudited), the years ended December 31, 1997, 1996, 1995 and 1994 and for the period ended December 31, 1993 was $0.13, $0.21, $0.19, $0.18, $0.13 and $(0.02), respectively.

                        See Notes to Financial Statements

THE GALAXY
VIP FUND

Growth and Income Fund
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout The Period

                                                                  Period ended
                                                                 June 30, 1998(1)
                                                                   (unaudited)
                                                                  --------------
Net Asset Value, Beginning of Period..........................    $        10.00
                                                                  --------------
Income from Investment Operations:
   Net investment income (A)..................................              0.05(2)
   Net realized and unrealized gain (loss) on investments.....             (0.01)
                                                                  --------------
     Total from Investment Operations.........................              0.04
                                                                  --------------

Less Dividends:
   Dividends from net investment income.......................             (0.03)
   Dividends from net realized capital gains..................                --
                                                                  --------------
     Total Dividends..........................................             (0.03)
                                                                  --------------

Net increase (decrease) in net asset value....................              0.01
                                                                  --------------
Net Asset Value, End of Period................................    $        10.01
                                                                  ==============


Total Return .................................................              0.36%**


Ratios/Supplemental Data:
Net Assets, End of Period (000's).............................    $        3,840
Ratios to average net assets:
   Net investment income including reimbursement/waiver.......              1.64%*
   Operating expenses including reimbursement/waiver..........              1.50%*
   Operating expenses excluding reimbursement/waiver..........              4.36%*
Portfolio Turnover Rate.......................................                38%**

-------------------------------------------------------------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on March 4, 1998.
(2) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(A) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Adminstrator for the period ended June 30, 1998 (unaudited) was $(0.04).

                        See Notes to Financial Statements

THE GALAXY
VIP FUND

Small Company Growth Fund
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout The Period

                                                                  Period ended
                                                                 June 30, 1998(1)
                                                                   (unaudited)
                                                                 ---------------
Net Asset Value, Beginning of Period..........................    $        10.00
                                                                  --------------
Income from Investment Operations:
   Net investment income (A)..................................              0.01
   Net realized and unrealized gain (loss) on investments.....             (0.62)
                                                                  --------------
     Total from Investment Operations.........................             (0.61)
                                                                  --------------

Less Dividends:
   Dividends from net investment income.......................             (0.01)
   Dividends from net realized capital gains..................                --
                                                                  --------------
     Total Dividends..........................................             (0.01)
                                                                  --------------

Net (decrease) in net asset value.............................             (0.62)
                                                                  --------------
Net Asset Value, End of Period................................    $         9.38
                                                                  ==============


Total Return .................................................             (6.08)%**


Ratios/Supplemental Data:
Net Assets, End of Period (000's).............................    $          638
Ratios to average net assets:
   Net investment income including reimbursement/waiver.......              0.42%*
   Operating expenses including reimbursement/waiver..........              1.60%*
   Operating expenses excluding reimbursement/waiver..........             15.51%*
Portfolio Turnover Rate.......................................                14%**

--------------------------------------------------------------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on April 17, 1998.
(A) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Adminstrator for the period ended June 30, 1998 (unaudited) was $(0.32).

                        See Notes to Financial Statements

THE GALAXY
VIP FUND

Columbia Real Estate Equity Fund II
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout The Period

                                                                   Period ended
                                                                   June 30, 1998
                                                                   (unaudited)
                                                                  --------------
Net Asset Value, Beginning of Period..........................    $        10.00
                                                                  --------------
Income from Investment Operations:
   Net investment income (A)..................................              0.09
   Net realized and unrealized gain (loss) on investments.....             (0.18)
                                                                  --------------
     Total from Investment Operations.........................             (0.09)
                                                                  --------------

Less Dividends:
   Dividends from net investment income.......................             (0.04)
   Dividends from net realized capital gains..................                --
                                                                  --------------
     Total Dividends..........................................             (0.04)
                                                                  --------------

Net (decrease) in net asset value.............................             (0.13)
                                                                  --------------
Net Asset Value, End of Period................................    $         9.87
                                                                  ==============


Total Return .................................................             (0.93)%**


Ratios/Supplemental Data:
Net Assets, End of Period (000's).............................    $          610
Ratios to average net assets:
   Net investment income including reimbursement/waiver.......              4.26%*
   Operating expenses including reimbursement/waiver..........              1.70%*
   Operating expenses excluding reimbursement/waiver..........             16.91%*
Portfolio Turnover Rate.......................................                 3%**

--------------------------------------------------------------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on March 3, 1998.
(A) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Adminstrator for the period ended June 30, 1998 (unaudited) was $(0.23).

                        See Notes to Financial Statements

THE GALAXY
VIP FUND

Asset Allocation Fund
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period

                                              Six months
                                                ended                               Years ended December 31,
                                            June 30, 1998      ----------------------------------------------------------------
                                             (unaudited)          1997         1996         1995          1994         1993(1)
                                            -------------      ----------   ----------   ----------    ----------   -----------
Net Asset Value, Beginning of Period ....   $       14.54      $    13.37   $    12.38   $     9.80    $    10.33   $     10.00
                                            -------------      ----------   ----------   ----------    ----------   -----------
Income from Investment Operations:
   Net investment income (A) ............            0.20            0.40         0.30         0.28          0.31          0.18
   Net realized and unrealized
     gain (loss) on investments .........            1.12            2.11         1.53         2.58         (0.53)         0.35
                                            -------------      ----------   ----------   ----------    ----------   -----------
     Total from Investment Operations ...            1.32            2.51         1.83         2.86         (0.22)         0.53
                                            -------------      ----------   ----------   ----------    ----------   -----------

Less Dividends:
   Dividends from net investment income             (0.19)          (0.40)       (0.30)       (0.28)        (0.31)        (0.18)
   Dividends from net realized capital gains        (0.07)          (0.94)       (0.54)          --            --         (0.02)
                                            -------------      ----------   ----------   ----------    ----------   -----------
     Total Dividends ....................           (0.26)          (1.34)       (0.84)       (0.28)        (0.31)        (0.20)
                                            -------------      ----------   ----------   ----------    ----------   -----------

Net increase (decrease) in net asset value           1.06            1.17         0.99         2.58         (0.53)         0.33
                                            -------------      ----------   ----------   ----------    ----------   -----------
Net Asset Value, End of Period ..........   $       15.60      $    14.54   $    13.37   $    12.38    $     9.80   $     10.33
                                            =============      ==========   ==========   ==========    ==========   ===========


Total Return ............................            9.12%**        19.03%       14.64%       29.42%        (2.15)%        5.33%**


Ratios/Supplemental Data:
Net Assets, End of Period (000's) .......   $      62,818      $   42,535   $   24,114   $   17,246    $   10,572   $    11,800
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver ...............            2.82%*          2.90%        2.31%        2.54%         3.02%         3.01%*
   Operating expenses including
     reimbursement/waiver ...............            1.09%*          1.19%        1.33%        1.37%         0.78%         0.26%*
   Operating expenses excluding
     reimbursement/waiver ...............            1.09%*          1.25%        1.33%        1.54%         1.68%         3.11%*
Portfolio Turnover Rate .................              50%**           74%          45%          46%           28%          10%**

--------------------------------------------------------------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on February 6, 1993.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 1998 (unaudited), for the years ended December 31, 1997, 1996, 1995 and 1994 and for the period ended December 31, 1993 was $0.20, $0.39, $0.30, $0.26, $0.22 and $0.01, respectively.

                        See Notes to Financial Statements

THE GALAXY
VIP FUND

High Quality Bond Fund
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout Each Period

                                             Six months
                                                ended                                Years ended December 31,
                                            June 30, 1998      ----------------------------------------------------------------
                                             (unaudited)          1997         1996         1995          1994         1993(1)
                                            -------------      ----------   ----------   ----------    ----------   -----------

Net Asset Value, Beginning of Period ....   $       10.31      $     9.99   $    10.37   $     8.97    $    10.11   $     10.00
                                            -------------      ----------   ----------   ----------    ----------   -----------
Income from Investment Operations:
   Net investment income (A) ............            0.29            0.58         0.58         0.57          0.56          0.47
   Net realized and unrealized
     gain (loss) on investments .........            0.14            0.32        (0.38)        1.40         (1.14)         0.12
                                            -------------      ----------   ----------   ----------    ----------   -----------
     Total from Investment Operations ...            0.43            0.90         0.20         1.97         (0.58)         0.59
                                            -------------      ----------   ----------   ----------    ----------   -----------

Less Dividends:
   Dividends from net investment income             (0.29)          (0.58)       (0.58)       (0.57)        (0.56)        (0.47)
   Dividends from net realized capital gains           --              --           --           --            --         (0.01)
                                            -------------      ----------   ----------   ----------    ----------   -----------
     Total Dividends ....................           (0.29)          (0.58)       (0.58)       (0.57)        (0.56)        (0.48)
                                            -------------      ----------   ----------   ----------    ----------   -----------

Net increase (decrease) in net asset value           0.14            0.32        (0.38)        1.40         (1.14)         0.11
                                            -------------      ----------   ----------   ----------    ----------   -----------
Net Asset Value, End of Period ..........   $       10.45      $    10.31   $     9.99   $    10.37    $     8.97   $     10.11
                                            =============      ==========   ==========   ==========    ==========   ===========

Total Return ............................            4.26%**         9.36%        1.57%       22.55%        (5.85)%        6.04%**

Ratios/Supplemental Data:
Net Assets, End of Period (000's) .......   $      17,920      $   14,457   $   11,814   $   11,067    $    8,012   $     9,802
Ratios to average net assets:
   Net investment income including
     reimbursement/waiver ...............            5.71%*          5.82%        5.78%        5.86%         5.90%         5.30%*
   Operating expenses including
     reimbursement/waiver ...............            0.57%*          0.77%        0.72%        0.80%         0.57%         0.22%*
   Operating expenses excluding
     reimbursement/waiver ...............            1.15%*          1.44%        1.38%        1.57%         1.63%         2.92%*
Portfolio Turnover Rate .................             113%**          160%         132%          21%           32%            7%**

-------------------------------------------------------------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on January 21, 1993.
(A) Net investment income per share before reimbursement/waiver of fees by the Investment Advisor and/or Administrator for the six months ended June 30, 1998 (unaudited), for the years ended December 31, 1997, 1996, 1995 and 1994 and for the period ended December 31, 1993 was $0.26, $0.51, $0.51, $0.50, $0.46 and $0.23, respectively.

                        See Notes to Financial Statements

THE GALAXY
VIP FUND

Columbia High Yield Fund II
FINANCIAL HIGHLIGHTS
For a Share Outstanding Throughout The Period

                                                                   Period ended
                                                                   June 30, 1998
                                                                    (unaudited)
                                                                  --------------
Net Asset Value, Beginning of Period..........................    $        10.00
                                                                  --------------
Income from Investment Operations:
   Net investment income (A)..................................              0.16
   Net realized and unrealized gain (loss) on investments.....              0.14
                                                                  --------------
     Total from Investment Operations.........................              0.30
                                                                  --------------

Less Dividends:
   Dividends from net investment income.......................             (0.16)
   Dividends from net realized capital gains..................                --
                                                                  --------------
     Total Dividends..........................................             (0.16)
                                                                  --------------

Net increase in net asset value...............................              0.14
                                                                  --------------
Net Asset Value, End of Period................................    $        10.14
                                                                  ==============

Total Return .................................................              3.01**


Ratios/Supplemental Data:
Net Assets, End of Period (000's).............................    $        1,096
Ratios to average net assets:
   Net investment income including reimbursement/waiver.......              5.54%*
   Operating expenses including reimbursement/waiver..........              1.60%*
   Operating expenses excluding reimbursement/waiver..........             10.51%*
Portfolio Turnover Rate.......................................                14%**

--------------------------------------------------------------------------------
*      Annualized
**     Not Annualized
(1)    The Fund commenced operations on March 3, 1998.
(A) Net investment (loss) per share before reimbursement/waiver of fees by the Investment Advisor and/or Adminstrator for the period ended June 30, 1998 (unaudited) was $(0.09).

                        See Notes to Financial Statements

THE GALAXY
VIP FUND

NOTES TO FINANCIAL STATEMENTS (unaudited)

1. Organization

   The Galaxy VIP Fund, a Massachusetts business trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified, management investment company, for the purpose of providing a vehicle for the investment of assets of various separate accounts established to fund variable annuity contracts and variable life insurance policies. Currently, shares of the Trust are offered only to separate accounts in connection with variable annuity contracts issued by American Skandia Life Assurance Corporation and its affiliated life assurance companies. The accompanying financial statements and financial highlights are those of the Money Market Fund, Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Equity Fund II, Asset Allocation Fund, High Quality Bond Fund and Columbia High Yield Fund II (individually a "Fund,"collectively, the "Funds"), the eight managed investment portfolios offered by the Trust as of the date of this report.

2. Significant Accounting Policies

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements.

   Portfolio Valuation: Investments in securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded, or at the last sale price on the national securities market. Securities traded on over-the-counter markets are valued at the last sales price. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates fair value. Corporate debt securities and debt securities of U.S. issuers (other than short-term investments), including municipal securities, are valued by an independent pricing service approved by the Board of Trustees. When, in the judgment of the service, quoted bid prices for securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices and asked prices. Investments with prices that cannot be readily obtained, if any, are carried at fair value as determined by the service based on methods which include consideration of yields or prices of bonds of comparable quality, coupon maturity and type, indications as to values from dealers, and general market conditions. All other securities and assets are appraised at their fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

   Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Net realized gains and losses on sales of securities are determined by the identified cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

   Dividends and Distributions to Shareholders: Dividends from net investment income are declared daily and paid monthly with respect to the Money Market Fund, High Quality Bond Fund and Columbia High Yield Fund II, and declared and paid quarterly with respect to the Equity Fund, Growth and Income Fund, Small Company Growth Fund, Columbia Real Estate Fund II, and Asset Allocation Fund. Net realized capital gains, if any, are distributed at least annually.

   Income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

   Federal Income Taxes: The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Fund will not be subject to federal income taxes to the extent it distributes substantially all of its taxable or tax-exempt income, if any, for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income tax provision is recorded.

   Expenses: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to a particular Fund are charged to the Fund, while expenses which are attributable to more than one Fund of the Trust are allocated among the respective Funds.

THE GALAXY
VIP FUND

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

3. Investment Advisory, Administration and Other
   Related Party Transactions

   The Trust has entered into separate investment advisory agreements with Fleet Investment Advisors Inc. (Fleet) and Columbia Management Co. ("Columbia"). Fleet and Columbia (the "Investment Advisors") are indirect wholly-owned subsidiaries of Fleet Financial Group, Inc. Under the terms of its agreement with the Trust, Fleet provides services for a fee, computed daily and paid monthly, at an annual rate based upon the following percentage of average daily net asset value: 0.40% for the Money Market Fund, 0.75% for the Equity, Growth and Income, Small Company Growth and Asset Allocation Funds and 0.55% for the High Quality Bond Fund. Under the terms of its agreement with the Trust, Columbia provides services for a fee computed daily and paid monthly at an annual rate based upon the following percentage of average daily net asset value: 0.75% for the Columbia Real Estate Equity Fund II and 0.60% for the Columbia High Yield Fund II (see Note 4).

   The Trust and First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, are parties to an administration agreement under which Investor Services Group (the "Administrator") provides services for a fee, computed daily and paid monthly, at the annual rate of 0.085% of the first $1 billion of the combined average daily net assets of the Funds, plus 0.078% of the next $1.5 billion of the combined average daily net assets of the Funds, plus 0.073% of the combined average daily net assets of the Funds in excess of $2.5 billion. The minimum aggregate annual fee payable for administration of the Funds is $100,000. In addition, Investor Services Group also provides certain fund accounting and custody administration services pursuant to certain fee arrangements. Pursuant to these fee arrangements, Investor Services Group compensates the Trust's custodian bank, The Chase Manhattan Bank, for its services.

  First Data Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of Investor Services Group and an indirect wholly-owned subsidiary of First Data Corporation, acts as the exclusive distributor of the Trust's shares.

  Certain officers of the Trust may be officers of the Administrator. Such officers receive no compensation from the Trust for serving in their respective roles. No officer, director or employee of the Investment Advisors serves as an officer, trustee or employee of the Trust. Effective March 5, 1998, each Trustee is entitled to receive for services as a trustee of the Trust, The Galaxy Fund ("Galaxy") and Galaxy Fund II ("Galaxy II") an aggregate fee of $40,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. Prior to March 5, 1998, each Trustee was entitled to receive for services as a trustee of the Trust, Galaxy and Galaxy II an aggregate fee of $29,000 per annum plus certain other fees for attending or participating in meetings as well as reimbursement for expenses incurred in attending meetings. The Chairman of the Boards of Trustees and the President and Treasurer of the Trust, Galaxy and Galaxy II are also entitled to additional fees for their services in these capacities. These fees are allocated among the funds of the Trust, Galaxy and Galaxy II, based on their relative net assets.

  Each Trustee is eligible to participate in The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (the "Plan"), an unfunded, non-qualified deferred compensation plan. The Plan allows each Trustee to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

   Expenses for the six months ended June 30, 1998 include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is Secretary to the Trust.

4. Waiver of Fees and Reimbursement of Expenses

   The Investment Advisors and Administrator may voluntarily waive all or a portion of the fees payable to them by the Funds. The Investment Advisors and Administrator may, at their discretion, revise or discontinue the voluntary limitations at any time.

   For the period ended June 30, 1998, Fleet and the Administrator voluntarily waived advisory, fund accounting and custody fees as follows:

                         Fees waived by       Fees waived by
Fund                          Fleet            Administrator
------------------------------------------------------------
Money Market              $     19,343       $    14,777
High Quality Bond               31,539            14,777

   The Investment Advisors may, from time to time agree to reimburse a Fund for expenses above a specified percentage of average net assets. For the period ended June 30, 1998, the Investment Advisors agreed to reimburse the Growth and Income Fund, the Small Company Growth Fund, the Columbia High Yield Fund II and the Columbia Real Estate Equity Fund II in the amounts of $14,960, $12,056, $18,229 and $17,324, respectively.

THE GALAXY
VIP FUND

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

5. Shares of Beneficial Interest

   The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest, each with a par value of $0.001. Shares of the Trust are currently classified into eight classes of shares including: Class A - Money Market Fund; Class B - Equity Fund; Class C - Asset Allocation Fund; Class D - High Quality Bond Fund; Class E - Small Company Growth Fund; Class F - Growth and Income Fund; Class G - Columbia Real Estate Equity Fund II; and Class H - Columbia High Yield Fund II. Each share represents an equal proportionate interest in the respective Fund, bears the same fees and expenses and is entitled to such dividends and distributions of income earned as are declared at the discretion of the Trust's Board of Trustees. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class.

6. Purchases and Sales of Securities

   The costs of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended June 30, 1998 were as follows:

                                                 Purchases                                                Sales
                                                 ---------                                                -----
  Fund                                  Other                Government                      Other                  Government
-------------------------------------------------------------------------------------------------------------------------------
Equity                               $ 5,027,436           $        --                   $   3,043,968              $        --
Growth and Income                      4,389,417                    --                         894,043                       --
Small Company Growth                     603,306                    --                          61,178                       --
Columbia Real Estate Equity II           593,299                    --                          10,083
Asset Allocation                      19,926,531            17,980,727                       7,021,915               15,599,404
High Quality Bond                      6,460,386            14,264,263                       4,836,840               12,596,568
Columbia High Yield II                 1,131,632                    --                          81,882                       --

   The aggregate gross unrealized appreciation (depreciation), net unrealized appreciation (depreciation) and cost for all securities, as computed on a federal income tax basis, at June 30, 1998 for each Fund is as follows:

  Fund                               Appreciation         (Depreciation)                       Net                     Cost
-------------------------------------------------------------------------------------------------------------------------------
Equity                               $32,864,344            $ (526,860)                  $  32,337,484              $52,261,304
Growth and Income                        105,938              (129,101)                        (23,163)               4,087,671
Small Company Growth                      24,362               (43,146)                        (18,784)                 661,003
Columbia Real Estate Equity II             8,091               (14,999)                         (6,908)                 697,599
Asset Allocation                       8,932,194              (519,725)                      8,412,469               54,346,894
High Quality Bond                        525,138                (9,140)                        515,998               17,210,258
Columbia High Yield II                     7,536                (2,361)                          5,175                1,074,348

7. Capital Loss Carryforward

   At December 31, 1997, the Funds had capital loss carry forwards as follows:

  Fund                      Amount                  Expiration
  ----                      ------                  ----------
  Money Market            $     74                     2002
                                29                     2003

  Equity                    93,725                     2002
                            17,469                     2003
                            99,373                     2004

  High Quality Bond         50,568                     2002
                            26,958                     2003
                           159,052                     2004

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



[Back Cover]

GALAXY
Variable Annuity III

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